As filed with the SEC on April 4, 2023 .	Registration Nos. 333-265486
811-05826
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. _1_	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 236	☑

(Check appropriate box or boxes.)

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
800-778-2255
(Address and telephone number of principal executive offices)
_____________

Jordan K. Thomsen
Vice President and Corporate Counsel
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)
_____________

Approximate Date of Proposed Public Offering: ___

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of rule 485
☑ on May 1, 2023, pursuant to paragraph (b) of rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of rule 485
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:
☐ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PROSPECTUS
May 1, 2023
Prudential FlexGuard® Life IVUL
AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE AND INDEX-LINKED UNIVERSAL LIFE INSURANCE CONTRACT

Issued by
PRUCO LIFE INSURANCE COMPANY
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: 800-778-2255

With Variable Investment Options offered through its
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

The Prudential FlexGuard® Life IVUL Contract is offered on or after November 14, 2022, under form number IVUL-2022, subject to state availability. A state and/or other code may follow the form number. Your Contract's form number is located in the lower left-hand corner of the first page of your Contract.

This prospectus describes the Prudential FlexGuard® Life IVUL Contract (the “Contract”) offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company. Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential").
Please read this prospectus before purchasing a Prudential FlexGuard® Life IVUL Contract and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus.
Generally, you (the "Contract Owner") may choose to invest your Contract's premiums and its earnings in one or more Index Strategies of the Index Strategies Separate Account or in one or more of the available Variable Investment Options of the Pruco Life Variable Universal Account (the "Separate Account" or “Account”). The Account offers Variable Investment Options from the Prudential Series Fund. A complete list of the available Funds is included in this prospectus.

Generally, you may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, which pays a guaranteed interest rate.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states this cancellation period may be longer. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

In compliance with U.S. law, Pruco Life delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Prudential FlexGuard® Life IVUL is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

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KEY INFORMATION
Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges For Early Withdrawals
If you withdraw money from the Contract within the first 15 Contract Years, you may be assessed a surrender charge. The maximum surrender charge is set forth in your Contract and ranges from $8.80 to $56.72 per $1,000 of Basic Insurance Amount. The maximum charge on a withdrawal that reduces the Basic Insurance Amount by $100,000 is $5,672.00. The charge applies to surrenders, lapses, withdrawals from Contracts with a Type A (fixed) Death Benefit, and reductions in Basic Insurance Amount. For more information on early withdrawal charges, please refer to the Surrender Charge subsection of this prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include sales charges on premiums paid under the Contract, administrative charges (to cover local, state and federal taxes), transfer fees, withdrawal fees, and fees for decreases in the Basic Insurance Amount. Premiums that exceed the Sales Load Target Premium set forth in your Contract may be subjected to higher sales charges. For more information on transaction charges, please refer to the FEE TABLE and CHARGES AND EXPENSES sections of this prospectus.

Ongoing Fees And Expenses
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Contract and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Contract Owners will also bear expenses associated with the Funds under the Contract, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.29%	0.62%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of this prospectus and APPENDIX A, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Contract. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.
Not a Short-Term Investment
The Contract is not a short-term investment and may not be appropriate if you need ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

Risks Associated With Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Index Strategies and/or Funds available under the Contract, each of which has its own unique risks. You should review the Index Strategies and Funds’ prospectuses before making an investment decision. Prospectuses for the Index Strategies and the Funds are available at www.Prudential.com/eProspectus or by calling 800-778-2255. For more information please refer to the The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Pruco Life. Any obligations (including under the Fixed Rate Option and Fixed Holding Account), guarantees, or benefits are subject to the claims-paying ability of Pruco Life. More information about Pruco Life, including its financial strength ratings, is available upon request and at www.Investor.Prudential.com/Ratings. For more information please refer to the GENERAL DESCRIPTIONS OF THE DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS section of this prospectus.

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Contract Lapse
Death Benefits will not be paid if the Contract has lapsed. The Contract will lapse if it is in default unless sufficient premium payments are made or it remains in force under the Limited No-Lapse Guarantee or Lapse Protection Rider (if selected). The Contract is in default if the Contract Fund, less any applicable surrender charge and less any Contract Debt, is zero or less. The Contract will also be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charge, unless it remains in force under the Overloan Protection Rider (if applicable). Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse.
A Contract that lapses may be reinstated within five years from the date of default upon the completion of certain conditions, including the submission of certain payments sufficient to bring the Contract up to date, plus a premium to cover all charges and deductions for three months from the date of reinstatement. For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

RESTRICTIONS
Investments
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option and Index Strategies. Additional transfers may be made only with our consent. Generally, only one transfer from the Fixed Rate Option to the Variable Investment Options will be permitted during each Contract Year. The maximum amount per Contract Year you may transfer out of the Fixed Rate Option each year is the greatest of: (a) 25% of the amount in the Fixed Rate Option; (b) $5,000; and (c) the amount transferred from the Fixed Rate Option to the Variable Investment Options in the prior Contract Year (if applicable). Transfers may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax or website.
You also may transfer amounts from the Index Strategies at time of Segment maturity. Currently, the maximum amount that can be allocated annually to the Variable Investment Options from the Index Strategies is 25% of the maturity value of each Index Strategy Segment.
We reserve the right to remove or substitute Variable Investment Options and Index Strategies. For more information on investment and transfer restrictions, please refer to the Index Strategies prospectus as well as the Transfers And Restrictions On Transfers subsection and APPENDIX A of this prospectus. Please refer to APPENDIX B, which is part of this prospectus, for state availability and a description of material variations to features that differ from the description contained in this prospectus.

Optional Benefits
As a Contract Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as a “rider” to the Contract. Riders are generally only available at Contract issuance, unless noted otherwise.
Some riders may depend on the performance of the Contract Fund. Rider benefits will no longer be available if the Contract lapses and most rider benefits will no longer be available if you choose to keep the Contract in force under the Overloan Protection Rider. Some riders are not available in conjunction with other riders and other restrictions may apply. Access to investment options will be limited and restricted if certain riders are included and/or exercised. Some riders described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX B for state availability and a description of material variations to riders that differ from the description contained in the prospectus. For more information on optional benefits under the Contract, please refer to the OTHER BENEFITS AVAILABLE UNDER THE CONTRACT section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. Withdrawals may be subject to ordinary income tax and a 10% additional tax. For more information on tax implications relating to Contract investments, please refer to the TAXES section of this prospectus.

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CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a contract in place of the one you already own. You should only exchange your existing life insurance contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the contract, rather than continue to own your existing contract. For more information on exchanges, please refer to the paragraph titled Replacement Of a Contract in the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

OVERVIEW OF THE CONTRACT
The following summaries provide a brief overview of the more significant aspects of the Contract. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and Contract.
Brief Description Of the Contract
Prudential FlexGuard® Life IVUL is a form of variable universal life insurance. A Death Benefit is paid upon the death of the insured person. Contract Owners may submit premium payments and transfer Contract values among investment options, subject to the Contract and as described in this prospectus. This Contract is designed for Contract Owners seeking benefits on a long-term basis and as such is not appropriate as a short-term investment or savings vehicle. Contract Owners should consider whether this Contract meets their financial goals, liquidity needs and investment time horizon. Clients seeking information regarding their particular investment needs should contact a financial professional.
Some Contract forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX B for state availability and a description of material variations to features and riders that differ from the description contained in the prospectus. Some Contract forms, features, riders, Index Strategies, and/or Variable Investment Options described in this prospectus may not be available through all brokers. The Index Strategies investment option is described in its own prospectus. The Contract form number for this Contract is IVUL-2022. A state and/or other code may follow the form number. Your Contract’s form number is located in the lower left hand corner of the first page of your Contract.
Premiums
The Contract offers flexibility in paying premiums. With certain exceptions, you choose the timing and the amount of premium payments. Payment of insufficient premiums may result in a lapse of the Contract. Premiums that exceed the Sales Load Target Premium may be subjected to higher sales charges. Under certain circumstances we reserve the right to refuse to accept premium payments. Please refer to the PREMIUMS and CHARGES AND EXPENSES sections of this prospectus.
On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the sales charge and the premium-based administrative charge from the initial premium. During the 10-day period following your receipt of the Contract, the remainder of the initial premium and any other net premium is allocated to the designated money market investment option available with your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the money market investment option. After the 10th day, these funds, adjusted for any investment results, are transferred out of the money market investment option and allocated according to your current premium allocation. The transfer from the money market investment option on the 10th day following receipt of the Contract is not counted as one of your free annual transfers.
Provided the Contract is neither in default, nor subject to any rider-based restriction, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at our Service Office. Allocation changes may generally be made by mail, phone, fax or website. Maturing Index Strategy Segments allocations and Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website.
Contract Features
Types Of Death Benefit – You may choose from two types of Death Benefit options. You may change from one Death Benefit type to another, subject to limitations, and charges may apply.
•Type A (fixed): the Death Benefit is generally the Basic Insurance Amount you chose.
•Type B (variable): the Death Benefit is generally the Basic Insurance Amount, plus the value of the Contract Fund.
Decreasing the Basic Insurance Amount – Subject to certain limitations and charges, you have the option of decreasing the Basic Insurance Amount after the Contract is issued.
Investment Choices – Generally, you may choose to allocate your net premiums and earnings to one or more of the available Index Strategies, Variable Investment Options, and/or our Fixed Rate Option. Generally, you may change the way in which subsequent premiums are allocated. You may transfer money among your investment choices, subject to restrictions. In addition, for the Variable Investment Options, you may generally use our dollar cost averaging feature or our automatic rebalancing feature. Designated transfers are generally available for the Index Strategies. See the Index Strategies prospectus. Information about each Variable Investment Option available under the Contract is provided in APPENDIX A.

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The Contract Fund – Your net premiums paid into the Contract are held in the Contract Fund, the value of which changes daily reflecting: (1) increases or decreases in the value of the Funds; (2) interest credited on any amounts allocated to the Fixed Rate Option or held in the Fixed Holding Account(s); (3) current value of the Index Strategy Segment(s), (4) interest credited on any loan; and (5) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect monthly deductions and any withdrawals or accelerated benefits.
Death Benefit Protection – The Contract includes at no additional cost a Limited No-Lapse Guarantee. This provides a conditional guarantee that can keep your Contract in effect regardless of investment performance or Contract Fund value during the first five Contract years.
Riders – Contract Owners may be eligible to select extra benefits called “riders.” The charges associated with each rider are presented in the FEE TABLE. Except for the Living Needs BenefitSM Rider, all riders are only available at Contract issuance. Selectable riders include:
•Accidental Death Benefit Rider: Pays an additional Death Benefit if the insured’s death is accidental.
•BenefitAccess Rider: Provides an early payment of the Death Benefit, adjusted to reflect current value, if the insured becomes Chronically Ill or Terminally Ill.
•Children Level Term Rider: Provides life insurance coverage on the insured’s children.
•Enhanced Cash Value Rider: Pays an Additional Amount upon surrender of the Contract.
•Enhanced Disability Benefit Rider: Pays a monthly benefit amount into the Contract if the insured is totally disabled.
•Lapse Protection Rider: Provides a conditional guarantee against Contract lapse starting in the sixth Contact Year.
•Living Needs BenefitSM Rider: Provides an early payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home.
•Overloan Protection Rider: Provides for protection against lapse if your outstanding loan(s), including interest, exceeds the cash value of your Contract.
Loans – You may borrow money from us using your Contract as security for the loan. There is no minimum loan amount. Interest charges will apply. All loans after the 10th Contract Anniversary will be considered preferred loans and are charged a lower annual interest rate.
Withdrawals – Under certain circumstances and limitations, you may withdraw a part of the Contract’s Cash Surrender Value without surrendering the Contract. Charges may apply.
Surrendering the Contract – A Contract may be surrendered for its Cash Surrender Value while the insured is living. A surrender charge may apply.
Canceling the Contract (Right To Cancel or “Free Look”) – Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). See APPENDIX B.
Risks – Exercising certain Contract features involve additional risk. See PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Your Contract’s data pages will provide information about the specific fees you will pay each year based on the options you have elected. For more information please refer to the CHARGES AND EXPENSES section in this prospectus.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed (Maximum)	Current
Sales Charge On Premiums (load)	Deducted from premium payments.
Up To Sales Load Target Premium:		15%	Contract Years 1 – 3: 9% Years 4+: 6.50%
In Excess Of Sales Load Target Premium:		15%	Contract Years 1 – 3: 9% Years 4+: 7%
Premium-Based Administrative Charge (Charge for state and federal premium taxes and other charges that are based on premiums.)	Deducted from premium payments.	7.5%	3.75%
Surrender Charge(1) (Minimum and maximum per $1,000 of Basic Insurance Amount.)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	From $8.80 to $56.72	From $8.80 to $56.72
Initial surrender charge for a representative Contract Owner.(2)		$22.67	$22.67
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25	$0
Withdrawal fee	Upon withdrawal.	$25	$0
Basic Insurance Amount decrease fee	Upon decrease in Basic Insurance Amount.	$25	$0

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Contract illustration fee	Each illustration request exceeding one in any Contract Year.	$25	$0
BenefitAccess Rider fee	One-time charge when the Terminal Illness Option of the rider is exercised.	$150	$150
Enhanced Cash Value Rider fee (per $1,000 of Basic Insurance Amount)	One-time charge applied on first month of processing.	$0.50	$0.50
Living Needs BenefitSM Rider fee	When benefit is paid.	$150	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One-time charge upon exercising the rider benefit.	3.5%	3.5%
(1)The surrender charge amount per $1,000 varies based on the individual characteristics of the insured, including issue age, sex, and underwriting classification, as well as the initial Death Benefit option chosen and Contract duration. The charge decreases to zero by the end of the 15th year. The amounts shown are for a Contract with a Type B (variable) Death Benefit, which are higher than for Contracts with a Type A (fixed) Death Benefit.
(2)Representative insured is female, age 47, preferred best underwriting class, no ratings or extras.

The next table describes the Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed (Maximum)	Current
Base Contract Charges:
Cost Of Insurance (“COI”) for the Basic Insurance Amount.(1)(2)(3) (Minimum and maximum charge per $1,000 of the Net Amount At Risk.)	Monthly	From $0.0067 to $83.34	From $0.004 to $66.00
Initial charge for a representative Contract Owner.(4)		$0.10	$0.04
Administrative Charge For Basic Insurance Amount(2)(5) (Minimum and maximum charge (charge per $1,000 of Basic Insurance Amount plus a flat fee).)	Monthly	From $0.04 to $4.56, plus $20	From $0.04 to $4.56(6), plus $12
Initial charge for a representative Contract Owner.(4)		$0.19 plus $20	$0.19(6) plus $12
Mortality And Expense Risk Charge(7) (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%	0.25%
Additional Mortality Charge For Certain Risks associated with health conditions, occupations, avocations, or aviation.(2)(8) (Flat extra per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08	From $0.10 to $2.08
Net Interest On Loans	Annually	1% for standard loans. 0.05% for preferred loans.	1% for standard loans. 0.05% for preferred loans.
Optional Benefits Charges:
Accidental Death Benefit Rider(2)(5) (Minimum and maximum charge per $1,000 of the coverage amount.)	Monthly	From $0.043 to $0.28	From $0.043 to $0.28
Charge for a representative Contract Owner.(4)		$0.09	$0.09
BenefitAccess Rider(1)(2) (Minimum and maximum cost of insurance charge per $1,000 of the Net Amount At Risk.) 2% Monthly Benefit Percentage: 4% Monthly Benefit Percentage:	Monthly	From $0.0021 to $14.74 From $0.0037 to $22.11	From $0.0021 to $14.74 From $0.0037 to $22.11
Initial charge for a representative Contract Owner.(4) 2% Monthly Benefit Percentage: 4% Monthly Benefit Percentage:		$0.0114 $0.017	$0.0114 $0.017
Children Level Term Rider (Charge per $1,000 of the coverage amount.)	Monthly	$0.42	0.42

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PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES, continued
Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed (Maximum)	Current
Enhanced Disability Benefit Rider(2)(5)(9) Minimum and maximum charge (percentage of the monthly benefit amount).	Monthly	From 7.08% to 12.17%	From 7.08% to 12.17%
Charge for a representative Contract Owner.(4)		7.08%	7.08%
Lapse Protection Rider(10) (Minimum and maximum cost of insurance charge per $1,000 of the Net Amount At Risk.) Extended No-Lapse Guarantee option: Extended Plus No-Lapse Guarantee option:	Monthly	From $0.0002 to $2.76 From $0.0005 to $62.51	From $0.00008 to $2.52 From $0.00018 to $49.50
Initial charge for a representative Contract Owner.(4) Extended No-Lapse Guarantee option: Extended Plus No-Lapse Guarantee option:		$0.002 $0.005	$0.0008 $0.002
(1)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Contract duration.
(2)The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.
(3)The highest COI rate is for an insured who is a male/female age 120.
(4)Representative insured is female, age 47, preferred best underwriting class, no ratings or extras, with a $250,000 Basic Insurance Amount.
(5)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification.
(6)The duration of the charge is limited.
(7)The daily charge is based on the effective annual rate shown.
(8)The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(9)The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions.
(10)The charge is based on the Attained Age of the insured.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in APPENDIX A.

Annual Fund Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.29%	0.62%
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Contract Values Are Not Guaranteed – The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the investment options you select.
The Index Strategies Investment Options – Investing in the Index Strategies involves risks, which are described in the Index Strategies prospectus. Before allocating net premium to the Index Strategies, you should carefully read the Index Strategies prospectus.
The Variable Investment Options – The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return.
The Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each Variable Investment Option, which invests in a corresponding Fund, has its own investment objective, strategy, and associated risks, which are described in the Fund’s prospectus. Before allocating net premium to a Variable Investment Option, you should read the current Fund prospectus. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds. You bear the investment risk that the Funds may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options.
Increase In Charges – In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may apply under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge.

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Not a Short-Term Savings Vehicle – The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Contract Lapse – On each Monthly Date we determine the value of your Contract Fund. The Contract is in default if the Contract Fund, less any applicable surrender charge and less any Contract Debt, is zero or less, unless it remains in force under the Limited No-Lapse Guarantee or Lapse Protection Rider (if selected). Your Contract will also be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charge, unless it remains in force under the Overloan Protection Rider (if applicable). Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse, which will cause you to lose your insurance coverage.
Taking Withdrawals – Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. If the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract, which would result in less favorable tax treatment for loans, withdrawals, or assignments. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. In addition, a withdrawal from your Contract may have tax consequences.
Taking a Contract Loan – Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. When a loan is made, an amount equal to the loan proceeds is transferred out of the investment options and does not participate in any investment return until a loan repayment is made. Taking a Contract loan will prevent any Death Benefit guarantees from protecting your Contract from lapsing. The longer a loan remains outstanding the greater the potential negative impact on the Contract Fund. In addition, a loan from your Contract may have tax consequences.
Surrender Of the Contract – We deduct a surrender charge from the surrender proceeds. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. A surrender of your Contract may have tax consequences.
Potential Tax Consequences – Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract Owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. We reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance for federal tax purposes. Current federal tax law generally excludes Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to income tax in certain instances, such as if transferred in accordance with a reportable policy sale. Your Death Benefit may also be be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract under Section 7702A of the Internal Revenue Code. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). Under current tax law, lifetime distributions, including loans and assignments, are taxed less favorably (on a gain first basis) under Modified Endowment Contracts. Death Benefit payments under Modified Endowment Contracts, however, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.
Replacement Of a Contract – The replacement of life insurance is generally not in your best interest. If you are considering replacing a contract, you should compare the benefits and costs of your existing contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.
Our Ability To Pay Benefits – All insurance benefits, including the Death Benefit, and all guarantees, including those related to the Fixed Rate Option and Fixed Holding Accounts, are general account obligations that are subject to the financial strength and claims paying ability of Pruco Life.
GENERAL DESCRIPTIONS OF THE DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS
Pruco Life Insurance Company
Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) (the Depositor) is a stock life insurance company, organized on December 23, 1971, under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Our principal executive office is located at 213 Washington Street, Newark, New Jersey 07102.
The Pruco Life Variable Universal Account
We have established a Separate Account, the Pruco Life Variable Universal Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989, under Arizona law and is registered with the SEC under the Investment Company
Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions to our general account. We will consider any possible adverse impact

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the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations. Guarantees and benefits within the Contract are subject to our claims paying ability.
You may invest in one or a combination of the available Variable Investment Options. When you choose a Variable Investment Option, we purchase shares of the corresponding Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account.
The Index Strategies Separate Account
Assets supporting the Index Strategies are held in a non-insulated, non-unitized separate account established under Arizona law. These assets are subject to the claims of the creditors of Pruco Life and the Segment values provided under the Index Strategies are subject to the claims paying ability of Pruco Life.
A Contract Owner does not have any interest in or claim on the assets in the separate account. In addition, neither a Contract Owner nor amounts allocated to the Index Strategies participate in the performance of the assets held in the separate account.
We are not obligated to invest according to specific guidelines or strategies except as may be required by Arizona and other state insurance laws.
The Funds
This Contract offers Funds managed by PGIM Investments LLC, an affiliated company of Pruco Life (“Affiliated Funds”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than unaffiliated funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over unaffiliated funds. As indicated next to each Fund’s description in the tables in APPENDIX A, each Fund has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made to all Affiliated Funds benefit us financially. See Service Fees Payable To Pruco Life for more information about fees and payments we may receive from the Funds and/or their affiliates.
Pruco Life has selected the Funds for inclusion as investment options under this Contract in Pruco Life’s role as issuer of this Contract. We may remove or add additional Variable Investment Options in the future. We may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract.
PGIM Investments LLC serves as the investment manager for The Prudential Series Fund (“PSF”). For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.
The investment management agreements for PSF provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.
The Investment Managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the Funds’ prospectuses.
Information regarding each Fund, including (i) its name; (ii) its type; (iii) its Investment Manager(s) and subadviser(s); (iv) current expense; and (v) performance, is available in APPENDIX A. Each Fund has issued its own separate prospectus that contains more detailed information about the Fund. The Funds’ prospectuses and statements of additional information are available at www.Prudential.com/eProspectus or by calling 800-778-2255. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Funds will be met. Please refer to the table in APPENDIX A to see which Variable Investment Options you may choose.
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1)changes in state insurance law;
(2)changes in federal income tax law;
(3)changes in the investment management of any Fund; or
(4)differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

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Although the PSF PGIM Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Variable Investment Option. For example, when prevailing short-term interest rates are very low, the yield on the PSF PGIM Government Money Market Portfolio may be so low that, when Fund and Contract charges are deducted, you experience a negative return.
Service Fees Payable To Pruco Life
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially.
We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC ("Pruco Securities"), for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2023, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.55% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us, to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution Of Variable Investment Options
We may add to or substitute one or more of the available Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
About the Index Strategies
The Index Strategies are investment options to which you may choose to allocate all or part of your net premiums or transfer all or part of your Contract Fund, subject to limitations and restrictions when used in combination with certain riders. See Premium Allocation And Limitations, Transfers and Restrictions on Transfers, and OTHER BENEFITS AVAILABLE UNDER THE CONTRACT.
The Index Strategies offer the opportunity to earn Index Interest based in part on the performance of an external index (“Index”), subject to minimums and maximums. The Index Strategies provide limited exposure to potential market growth opportunities with a certain level of protection in down market cycles. It is possible to lose value and prior earnings when investing in the Index Strategies.
The value of the Index (“Index Value”) used in the calculation of the Index Strategies is exclusive of dividends. Although the Index Strategies provide Index Interest linked to an Index,

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money placed in the Index Strategies is not a direct investment in a particular Index (you cannot invest directly in an Index). You are not purchasing or investing in any of the stocks that make up the Index and therefore have no rights of ownership such as the right to earn dividends, receive distributions, or the right to vote.
Amounts in the Index Strategies become part of your Contract Fund. The Index Strategies are comprised of one or more Index Strategy Segments (“Segments”). When you allocate net premiums or transfer amounts from your Contract Fund to the Index Strategies, we place those funds temporarily into accounts called the Fixed Holding Accounts. Then, on each Monthly Transfer Date, we transfer the entire balance of the Fixed Holding Accounts into the corresponding Index Strategies. Each time we transfer the value of a Fixed Holding Account to an Index Strategy, we create a Segment. These Segments are the components of the Index Strategies that qualify for Index Interest. Each Segment matures one year from the date it was created. We reserve the right to create Segments with maturity dates based on different durations.
You are not permitted to request transfers from a Segment prior to maturity, however, certain Contract features and riders can require amounts allocated to Segments be removed prior to maturity. Further, certain riders may require an Index Strategy(ies) be the exclusive investment option. For details on the operation of the Index Strategies, please see the Index Strategies prospectus. Details on how allocations to the Index Strategies may affect, or are affect by, other Contract features and riders are explained within this prospectus.
See the Index Strategies prospectus for more information on the Index Strategies. The Index Strategies prospectus may be found on www.Prudential.com/eProspectus or obtained by contacting your Pruco Life representative or our customer service office at 800-778-2255, Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.
Substitution Of Index Strategies And Indices
We may add an Index Strategy. At least one Index Strategy will always be available on your Contract, but we reserve the right to close or substitute an Index Strategy at any time. If this happens, no new transfers to the closed or substituted Index Strategy will be allowed and amounts expiring on Segment maturity dates will be moved by us to the Fixed Rate Option, unless you submit new maturing Segment allocation instructions, until no value remains in that Index Strategy. We will notify you if an Index Strategy is closed or substituted.
If the underlying Index is no longer available or if the Index calculation is substantially changed, we reserve the right to substitute a replacement Index subject to our discretion and any required regulatory approvals. If the Index is replaced, we will notify you of the substitution.
The Fixed Rate Option
Except when disallowed by certain riders, you may choose to allocate all or part of your net premiums, or transfer all or part of your Contract Fund, to the Fixed Rate Option. Amounts in the Fixed Rate Option are part of our general account. The general account consists of all assets owned by us other than those in the Account and in other separate accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 1%. We are not obligated to credit interest at a rate higher than an effective annual rate of 1%, although we may do so. The fulfillment of our guarantee under this benefit is dependent on our claims paying ability and financial strength.
Transfers out of the Fixed Rate Option are subject to strict limits. See Transfers And Restrictions On Transfers. The payment of any Cash Surrender Value or Death Benefits attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid and When Death Benefit Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.
The Fixed Holding Accounts
Net premiums and other amounts allocated to the Index Strategies, or funds requested to be transferred to the Index Strategies, will be temporarily placed in a Fixed Holding Account corresponding to an Index Strategy on the effective date of the payment or requested transfer, prior to being transferred to the Index Strategy Segment(s) on the Monthly Transfer Date. Additionally, any portion of a maturing Segment allocated to the Index Strategies will also be placed in a Fixed Holding Account on the applicable Segment maturity date. Net premium allocations and requested transfers may not be made directly to the Fixed Holding Account, as it is only intended to temporarily hold the funds that are being allocated, or requested to be transferred, to a corresponding Index Strategy. Amounts may be deducted from a Fixed Holding Account to pay monthly charges, loans, or withdrawals.
Amounts in the Fixed Holding Accounts are part of our general account. The general account consists of all assets owned by us other than those in the Account and in other separate accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Holding Accounts will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 1%. We are not obligated to credit interest at a rate higher than an effective annual rate of 1%, although we may do so. The fulfillment of our guarantee under this benefit is dependent on our claims paying ability and financial strength.
The payment of any Cash Surrender Value or Death Benefits attributable to the Fixed Holding Accounts may be delayed up to six months. See When Proceeds Are Paid and When Death Benefit Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Holding Accounts under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.

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CHARGES AND EXPENSES
There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below. Most charges, although not all, are made by reducing the Contract Fund on each Monthly Date. Unless you direct otherwise, monthly charges are generally deducted proportionately from the dollar amounts held in each of the Variable Investment Options and the Fixed Rate Option. See Allocated Charges. If the amounts in the Variable Investment Options and the Fixed Rate Option are insufficient to cover the monthly charges, the Variable Investment Options and the Fixed Rate Option will be reduced to zero and the remaining amount due will be proportionally deducted first from the Fixed Holding Accounts and then (if necessary) from the Index Strategies. Monthly charges deducted from the Index Strategies will be taken proportionally from the most recently created Segment(s) first and continue in a last in - first out (“LIFO”) manner, as needed.
When describing the Contract's charges, in several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest (guaranteed) charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current Contract charge, up to the maximum Contract charge, before the change is implemented.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. Any changes to any of these current charges will be in consideration of one or more factors such as mortality, expenses, taxes, interest, investment experience, Contract funding, Net Amount At Risk, profit and/or persistency, which is the length of time Contracts like this one and other contracts stay in effect. Premium-based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by underwriting classification. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Sales Charge On Premium
We may deduct a sales charge on premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.
This charge is made up of two rates. In each Contract Year we apply one percentage on the amount of premium received up to the Sales Load Target Premium and a second percentage on the amount of premium received over the Sales Load Target Premium threshold. The maximum sales load we may charge in any Contract Year is 15%. The chart below describes the current sales load as a percentage of premiums received.

Sales Charge On Premium
Contract Years:	1 - 3	4+
Up to Sales Load Target Premium:	9%	6.5%
In Excess of Sales Load target Premium:	9%	7%
The Sales Load Target Premium may vary from the No-Lapse Guarantee Premium, depending on the issue age and underwriting classification of the insured, any extra risk charges, or additional riders. Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the No-Lapse Guarantee if the accumulated premium payments do not reach the No-Lapse Guarantee Values shown on your Contract data pages. See PREMIUMS, Limited No-Lapse Guarantee, and Lapse Protection Rider. In addition there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.
Premium-Based Administrative Charge
We may charge up to 7.5% of premiums received for a premium-based administrative charge, which includes any federal, state or local income, premium, excise, or business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive. This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.
The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract Owners without regard to location of residence. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. We may collect more for this charge than we actually pay for state and local premium taxes.
The second part is a charge for federal taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax. See Company Taxes.

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Surrender Charge
We assess a surrender charge if during the first 15 Contract Years the Contract is surrendered, lapses, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change). The surrender charge compensates us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund. We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.
We deduct the maximum surrender charge that applies to your Contract. The initial surrender charge we deduct ranges from $8.80 to $56.72 per $1,000 of Basic Insurance Amount. For example, the initial surrender charge for a Contract with a female insured, age 47, in the preferred best underwriting class, and with a Type B (variable) Death Benefit, is $22.67 per $1,000 of Basic Insurance Amount. Your actual charge will vary by the insured's age, sex, and underwriting classification, the type of Death Benefit chosen at Contract issuance, and Contract duration. A schedule showing the surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the data pages of your Contract. The charge decreases to zero by the end of the 15th year. See Types Of Death Benefit.
The following chart provides an example of the surrender charge applied to a Contract with an insured female, age 47 at Contract issuance, preferred best underwriting class, and Death Benefit Type B (variable). You may obtain more information about the particular surrender charge that applies to you by contacting your Pruco Life representative.

Sample Surrender Charges
Surrender occurring during Contract Year:	Amount per $1,000 of Basic Insurance Amount:
1	$22.67
2	$21.88
3	$21.11
4	$20.35
5	$19.60
6	$17.82
7	$16.04
8	$14.26
9	$12.48
10	$10.70
11	$8.91
12	$7.13
13	$5.35
14	$3.57
15	$1.79
16+	$0.00
If, during the first 15 Contract Years, the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit) we may deduct a percentage of the surrender charge. The percentage will be the amount by which the new Basic Insurance Amount is less than the threshold amount, divided by the threshold amount. The threshold amount is the lowest Basic Insurance Amount since the Contract was issued. After this transaction, a corresponding new surrender charge schedule will be determined to reflect that portion of the surrender charge deducted in the past.
The surrender charge is generally deducted proportionately from the dollar amounts held in each of the Variable Investment Options and the Fixed Rate Option. If the amounts in the Variable Investment Options and the Fixed Rate Option are insufficient to cover the surrender charge, the Variable Investment Options and the Fixed Rate Option will be reduced to zero and the remaining amount due will be proportionally deducted first from the Fixed Holding Accounts and then (if necessary) the Index Strategies. A surrender charge deducted from the Index Strategies will be taken proportionally from the most recently created Segment(s) first and continue in a last in - first out (“LIFO”) manner, as needed.
Cost Of Insurance
We deduct a monthly cost of insurance ("COI") charge from the Contract Fund. The purpose of this charge is to compensate us for the cost of providing insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.
The COI charge (current or maximum) is determined by taking the Net Amount At Risk, dividing by 1,000, and multiplying by the applicable COI rate. The Net Amount At Risk is equal to the current Death Benefit, reduced by one month of interest at a 1% annual rate, less the Contract Fund.
The COI rates in effect at any given time vary by Contract duration, as well as the issue age, sex, and underwriting classification of the insured. The rates generally increase over time but are never more than the maximum charges listed in the Contract's data pages. The maximum COI rates are based upon the 2017 Commissioner's Standard Ordinary (“CSO”) Mortality Tables and vary by sex, smoker classification, and Attained Age of the insured. Our current COI rates range from $0.006 to $83.34 per $1,000 of Net Amount At Risk.
COI rates are applied to the Net Amount At Risk to determine the COI charge. Generally, a higher Contract Fund value in relation to the Death Benefit will result in a lower Net Amount At Risk and lower COI charge. A lower Contract Fund value in relation to the Death Benefit will result in a higher Net Amount At Risk and a higher COI charge. For Contracts with a Type A Death Benefit, the Net Amount At Risk generally changes as the Contract Fund changes. For Contracts with a Type B Death Benefit, the Net Amount At Risk generally does not change as the Contract Fund changes. See Types Of Death Benefit.
The following table provides hypothetical examples of the Net Amount At Risk’s role in determining COI charges. The examples assume a $250,000 Basic Insurance Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.00 per $1,000 of Net Amount At Risk.

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Example Net Amount At Risk Scenarios (values rounded to the nearest cent)
Death Benefit Type	Death Benefit amount	Contract Fund value	Net Amount At Risk	Month’s COI charge
Type A	$250,000	$25,000	$224,792.80	$224.79
Type A	$250,000	$75,000	$174,792.80	$174.79
Type B	$275,000	$25,000	$249,772.08	$249.77
Type B	$325,000	$75,000	$249,730.64	$249.73
Because the Net Amount At Risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the Net Amount At Risk, and may also cause the Contract to lapse earlier unless additional premiums are paid. Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the Net Amount At Risk on which COI charges are based.
Administrative Charge For Basic Insurance Amount
In addition to the COI charge, each month we deduct from the Contract Fund an administrative charge for the Basic Insurance Amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.
(1)The first part of the charge is a flat fee of up to $20 per month. Currently, the fee is $12 per month.
(2)The second part of the charge is an amount per $1,000 of the Basic Insurance Amount. The amount varies by the insured's issue age, sex, and underwriting classification. Generally, the rate per $1,000 of Basic Insurance Amount is higher for older issue ages and for higher-risk underwriting classifications. Currently, we deduct this part of the monthly charge during the first 10 Contract Years.
The following table provides examples of the initial administrative charge per $1,000 of Basic Insurance Amount.

Sample Administrative Charges:
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.19	$0.32	$0.19	$0.27
45	$0.20	$0.40	$0.25	$0.35
55	$0.35	$0.55	$0.35	$0.55
65	$0.60	$0.80	$0.65	$0.75
The highest charge per $1,000 is $4.56 and applies to male nonsmokers at age 85 in the worst rating class. The lowest charge per $1,000 is $0.04 and applies to female nonsmoking classes at younger ages. The amount of the maximum charge that applies to your particular Contract is shown on the Contract’s data pages.
Mortality And Expense Risk Charge
Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.25%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option, Index Strategies, or Fixed Holding Accounts.
Additional Mortality Charge For Certain Risks
We may assess an additional charge on a permanent or temporary basis for unique or specific mortality risks that exceed our standard underwriting guidelines. This additional monthly charge or "flat extra" is charged as a dollar amount per $1,000 of Basic Insurance Amount.
Generally, a permanent flat extra rating is assessed for non-medical risks such as aviation. A temporary flat extra charge is used in scenarios where mortality risk is higher in the earlier Contract Years and reduces in later years, such as may be the case for certain occupational and avocational risks and for some insureds with cancer histories. The actual dollar amounts are initially determined through the research completed for the activity or impairment during the underwriting process. The flat extra charge per $1,000 will vary based on individual circumstances of the insured, including issue age, type of risk, and the frequency of exposure to the risk.
Transaction Charges
(a)We may charge a transfer fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a transaction fee for transfers. See Transfers And Restrictions On Transfers.
(b)We may charge a withdrawal fee of up to $25 in connection with each withdrawal. Currently, we do not charge a transaction fee for withdrawals. A surrender charge may apply. See Surrender Charge and Withdrawals.
(c)We may charge a Basic Insurance Amount decrease fee of up to $25 for any decrease in Basic Insurance Amount. Currently, we do not charge a transaction fee for a decrease in the Basic Insurance Amount. A surrender charge may apply. See Surrender Charge and Decreasing the Basic Insurance Amount.
(d)We may charge a Contract illustration fee of up to $25 for each Contract illustration exceeding one in any Contract Year. Currently, we do not charge a transaction fee for additional Contract illustrations.
Charges For Rider Coverage
You may add one or more riders to the Contract. The following riders are charged for separately. See OTHER BENEFITS AVAILABLE UNDER THE CONTRACT.
Accidental Death Benefit Rider – We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental. The charge ranges from $0.043 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.
BenefitAccess Rider – We deduct a monthly charge for this rider, which provides an acceleration of the Death Benefit in the event the insured is Chronically Ill or Terminally Ill. The charge for the 2% Monthly Benefit Percentage ranges from $0.0021 to $14.74 per $1,000 of rider Net Amount At Risk. The charge for the 4% Monthly Benefit Percentage ranges from $0.0037 to $22.11 per $1,000 of rider Net Amount At Risk. The charge is based on the Basic Insurance Amount, Monthly Benefit Percent, and Contract duration, as well as the insured’s issue age, sex, and underwriting classification. Benefit Payments made under

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the Terminal Illness Option of this rider will incur a transaction charge of up to $150.
Children Level Term Rider – We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, the first Contract Anniversary on or after the primary insured’s 75th birthday, and you notify us to discontinue the rider coverage. Rider charges may continue even after coverage on your last covered child has ended. If your children are no longer covered under the rider and you do not expect to have additional children who would be covered, consider discontinuing the rider.
Enhanced Cash Value Rider – We deduct a one-time charge for this rider, which provides an Additional Amount upon full surrender of the Contract for its surrender value. The charge is deducted from the Contract Fund on the date the initial premium is applied. The charge is $0.50 per $1,000 of Basic Insurance Amount.
Enhanced Disability Benefit Rider – We deduct a monthly charge for this rider, which provides a monthly benefit amount to the Contract Fund while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting classification of the insured. The charge ranges from 7.08% to 12.17% of the monthly benefit amount and is charged until the first Contract Anniversary on or after the insured’s 65th birthday. The monthly charge for this rider will be waived following approval of the disability claim and for the duration the claim is approved. The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions.
Lapse Protection Rider – We deduct a monthly charge for this rider, which provides a conditional guarantee against Contract lapse. The current charge for the Extended No-Lapse Guarantee option (through age 90) ranges from $0.00008 to $2.52 per $1,000 of the Net Amount At Risk. The current charge for the Extended Plus No-Lapse Guarantee option (through age 120) ranges from $0.00018 to $49.50 per $1,000 of the Net Amount At Risk. The charge is based on the Attained Age of the insured.
Living Needs BenefitSM Rider – We deduct a fee of up to $150 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes terminally ill or is confined to a nursing home.
Overloan Protection Rider – We deduct a fee of 3.5% of your Contract Fund amount if you exercise this rider, which may guarantee protection against lapse due to Contract Debt.
Net Interest On Loans
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on the earlier of each Contract Anniversary and when the loan is paid back. The net interest on loans reflects the net difference between the interest rates charged and credited. A standard loan has an effective annual interest rate of 2%. A preferred loan has an effective annual interest rate of 1.05%. All loans have an effective annual interest credit equal to 1%. See Loans.
Fund Expenses
As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
Allocated Charges
You may select up to two investment options from which we deduct your Contract's monthly charges. Monthly charges include the: (1) COI charge, (2) administrative charge for Basic Insurance Amount, (3) applicable rider charges, and (4) any additional mortality charge for extra risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 33⅓% cannot. No Index Strategy or Fixed Holding Account may be used as the source for allocated charges.
If there are insufficient funds in one or both of your selected investment options to cover the monthly charges, the selected investment option(s) will be reduced to zero. Any remaining charge will generally be deducted proportionately from the dollar amounts held in each of the Variable Investment Options and the Fixed Rate Option. If the amounts in the Variable Investment Options and the Fixed Rate Option are insufficient to cover the monthly charges, the Variable Investment Options and the Fixed Rate Option will be reduced to zero and the remaining amount due will be proportionally deducted first from the Fixed Holding Accounts and then (if necessary) from the Index Strategies. Monthly charges deducted from the Index Strategies will be taken proportionally from the most recently created Segment first and continue in a last in - first out (“LIFO”) manner, as needed.
Charges After Age 121
Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value. You may continue to make transfers, loans, loan repayments, and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses, if you have amounts in the Variable Investment Options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid. The Contract can only lapse if Contract Debt grows to be equal to or more than the cash value.
Commissions Paid To Broker-Dealers
The Contract may be sold through broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and/or entities that are exempt from such registration (“firms”) according to one or more schedules.
Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium will vary based on the issue age, sex, and underwriting classification of the insured as well as the Basic Insurance Amount and certain riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 125% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the first year’s Commissionable Target Premium, and up to 5% on premiums received in excess of the first year's Commissionable

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Target Premium. Broker-dealers will receive compensation up to 6% of the Commissionable Target Premium received in Contract Years two through four and up to 5% of the Commissionable Target Premium received in years five through 10. Moreover, broker-dealers will receive compensation up to 3.75% on premiums received in years two through four and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.
More information on commissions and other compensation paid for distribution of the Contract is provided under DISTRIBUTION AND COMPENSATION.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
Generally, the Contract Owner is the insured. There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to access Contract values through loans or withdrawals, assign the Contract, surrender the Contract, and to name or change the beneficiary. If the Contract is jointly owned, the exercise of any right or privilege under this Contract must be made by all Contract Owners.
You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you.
Any rights created by your request will not apply to any payments we have made or actions we have taken before the request was received in Good Order at our Service Office or the chosen effective date of the request.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or, provided the beneficiary has not been irrevocably designated, change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. However, if we make any payment(s) before we receive the request in Good Order at our Service Office, or the chosen effective date of the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary, unless the beneficiary has been irrevocably designated. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Canceling the Contract ("Free Look")
Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). You will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted and (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less any applicable federal and state income tax withholding. A Contract returned during according to this provision shall be deemed void from the beginning. The free-look period will be stated on the first page of your Contract.
Assignment
You may request an assignment of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you.
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at our Service Office. Any rights created by your request will not apply to any payments we have made or actions we have taken before the assignment was received in Good Order and recorded at our Service Office or the chosen effective date of your request.
Incontestability
We will not contest the Contract after it has been in force during the insured's lifetime for two years from the Contract Date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement Of Age Or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. Also, generally, if the insured, whether sane or insane, dies by suicide within two years from the effective date of a reinstatement, this Contract will end without any Death Benefit paid, and we will return any

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reinstatement charge and any premiums paid after the reinstatement date less any Contract Debt and less any withdrawals.
STANDARD DEATH BENEFITS
Types Of Death Benefit
You must select from two types of Death Benefit at issue. A Contract with a Type A (fixed) Death Benefit has a Death Benefit which will generally equal the Basic Insurance Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the Net Amount At Risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost Of Insurance, PREMIUMS, and How a Contract's Cash Surrender Value Will Vary.
A Contract with a Type B (variable) Death Benefit has a Death Benefit which will generally equal the Basic Insurance Amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for a Contract with a Type B Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater Net Amount At Risk. A Contract with a Type B Death Benefit also has a higher per $1,000 of Basic Insurance Amount surrender charge than a Contract with a Type A Death Benefit. Because your Contract’s Death Benefit is based in part on the value of your Contract Fund, Contract charges and unfavorable investment performance will decrease your Death Benefit and Cash Surrender Value. As long as the Contract is not in default and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract. We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost Of Insurance, Surrender Charge, PREMIUMS, and How a Contract's Cash Surrender Value Will Vary.
The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.
Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal will generally result in a reduction of the Basic Insurance Amount by the amount of the withdrawal and will result in the deduction of any applicable surrender charge. See Withdrawals.
Changing the Type Of Death Benefit
You may change the type of Death Benefit any time after issue and subject to our approval. We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. A Death Benefit type change that decreases the Basic Insurance Amount may result in the assessment of a surrender charge and may incur a transaction fee of up to $25. Currently, we do not charge a transaction fee for a decrease in Basic Insurance Amount. See Surrender Charge.
If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.
If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.
Changing your Contract Death Benefit type does not change the per $1,000 of Basic Insurance Amount surrender charge. See Surrender Charge.
The following chart illustrates the results from a change in Death Benefit type. The chart assumes a $50,000 Contract Fund, a $300,000 Death Benefit, no applicable surrender charge, and no Contract Debt.

Changing from	Basic Insurance Amount	Contract Fund	Death Benefit
Type A to Type B	$300,000 to $250,000	$50,000 to $50,000	$300,000 to $300,000
Type B to Type A	$250,000 to $300,000	$50,000 to $50,000	$300,000 to $300,000
You may request a change in the type of Death Benefit by sending us a request in Good Order to our Service Office. If the change is approved, we will re-calculate the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment Of Contract Benefits.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, your Contract’s Death Benefit type must be changed to Type A (if not already so) and remain as Type A for the duration of the Contract. See BenefitAccess Rider.
Decreasing the Basic Insurance Amount
You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.
The following conditions must be met:
(a)The amount of the decrease in the Basic Insurance Amount must be at least $5,000;
(b)The Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount;
(c)The Contract must not be in default;
(d)The surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(e)If we ask you to do so, you must send us the Contract to be endorsed;

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(f)Your Contract must not be in force under the provisions of the Overloan Protection Rider; and
(g)You must not be receiving Benefit Payments under the Chronic Illness Option of the BenefitAccess Rider.
If we approve the decrease, we will send you new Contract data pages showing the amount and effective date of the change and the recalculated charges, values, and limitations. We may charge a transaction fee of up to $25 for each decrease in the Basic Insurance Amount.  Currently, we do not charge a fee for a decrease.
We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as life insurance for purposes of Section 7702 of the Internal Revenue Code. Also, it is important to note, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in Basic Insurance Amount.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. Any Pruco Life representative authorized to sell this Contract can explain all the settlement options upon request.
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death. The Death Benefit will reflect the amount of any Contract Debt and, if the insured dies while the Contract is in default, all unpaid monthly charges.
We may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the (1) NYSE is closed for other than a regular holiday or weekend, or (2) the SEC requires that trading be restricted or declares an emergency. We have the right to postpone paying the part of the proceeds that is to come from any Index Strategy if: (1) the NYSE is closed for other than a regular holiday or weekend; (2) the SEC requires that trading be restricted or declares an emergency; or (3) the applicable Index Value is not published. We have the right to delay payment of the Death Benefit attributable to the Fixed Rate Option and Fixed Holding Accounts for up to six months (or a shorter period if required by applicable law). Where required, we will pay interest if such a payment is delayed for more than the number of days established by applicable law.
OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the standard death benefit(s) associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE.
Some riders may depend on the performance of the Contract Fund. See APPENDIX B for state availability and a description of material variations to riders and features that differ from the description contained in the prospectus. A Pruco Life representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Limited No-Lapse Guarantee	Provides for a limited guarantee for first five Contract Years that the Contract will not lapse as a result of unfavorable investment performance.	Standard
•Withdrawals may void the guarantee.
•Outstanding Contract loans will void the guarantee.
•Only available if you have no Contract Debt and your Accumulated Net Payments are greater than the No-Lapse Guarantee Value.

Accidental Death Benefit Rider(1)	Provides an additional Death Benefit that is payable if the insured’s death is accidental.	Optional
•Death resulting from injury must occur no more than 90 days after the injury.
•Benefit will end on the earlier of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
•Payments will not be paid for any death or injury that is caused or contributed to by war or an act of war.
•Not available on Contracts that have the Overloan Protection Rider.

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Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
BenefitAccess Rider(1)	Provides for an acceleration of the Death Benefit if the insured becomes Chronically Ill or Terminally Ill.	Optional
•Benefits are subject to certain eligibility requirements, and approval of the claim.
•Not available on Contracts that include the Enhanced Disability Benefit Rider or the Living Needs BenefitSM Rider.
•A minimum Basic Insurance Amount of $100,000 is required for a Contract to be issued with the BenefitAccess Rider.
•Investment options will be restricted upon submission of a claim and while receiving Benefit Payments under the Chronic Illness Option of the rider.

Children Level Term Rider(1)	Provides term life insurance coverage on the life of the insured’s covered children.	Optional
Coverage on each dependent insured will end on the earliest of:
•The end of the day before the first Contract Anniversary on or after the primary insured’s 75th birthday;
•The end of the day before the first Contract Anniversary on or after the child’s 25th birthday;
•The end of the day before the date a rider is converted to a new Contract; and
•The first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.

Enhanced Cash Value Rider(1)	Provides an Additional Amount upon full surrender of the Contract for its surrender value.	Optional
•Benefit not payable when the Contract is surrendered in connection with an exchange.
•Rider cannot be removed after the Contract is issued.
•A minimum Basic Insurance Amount of $250,000 is required for a Contract to be issued with the Enhanced Cash Value Rider.

Enhanced Disability Benefit Rider(1)	Pays a monthly benefit amount into the Contract if the insured is totally disabled.	Optional
•Coverage will end as of the first Contract Anniversary on or after the insured’s 65th birthday.
•Payments will not be paid for any death or injury that is caused or contributed to by war or an act of war.
•Not available with Contracts that include the BenefitAccess Rider.

Lapse Protection Rider(1)	Provides a conditional guarantee that, beginning in the sixth Contract Year, the Contract will be kept in force and will not lapse.	Optional
•Outstanding Contract loans will void the guarantee.
•Only available if the No-Lapse Guarantee Value is greater than zero and there is no Contract Debt.
•Premium and Segment maturity allocation limitations and transfer restrictions may apply for the first 10 Contract Years.

Living Needs BenefitSM Rider(2)	Allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home.	Optional
•Requires certification of a physician for benefits to be paid.
•No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.
•With the exception of certain business-related Contracts, this benefit is excluded from income if the insured is terminally ill or chronically ill.
•Not available with Contracts that include the BenefitAccess Rider.

Overloan Protection Rider(2)	If exercised, guarantees protection against Contract lapse due to loans, even if the Contract Debt exceeds the cash value of the Contract.	Optional
•Not available on Contracts that have the Accidental Death Benefit Rider.
•Only available when Guideline Premium(3) is selected as the definition of life insurance test.
•Subject to various eligibility requirements, including the Contract must be in force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday.
•If this rider is exercised, most riders will be terminated, most Contract changes and transactions will be prohibited, and investment options will be restricted.

(1)Rider benefits will no longer be available if the rider expires or is terminated, Contract lapses, or if you choose to keep the Contract in force under the Overloan Protection Rider.
(2)Rider benefits will no longer be available if the Contract lapses.

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(3)Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.
Limited No-Lapse Guarantee
Your Contract includes a Limited No-Lapse Guarantee.  This limited guarantee against lapse is available the first five Contract Years and the guarantee provides that the Contract will not lapse as a result of unfavorable investment performance, even if your Cash Surrender Value drops to zero, provided you have no Contract Debt and your Accumulated Net Payments are greater than the No-Lapse Guarantee Value (described below).  Withdrawals may void the Limited No-Lapse Guarantee.  Outstanding Contract loans will void the Limited No-Lapse Guarantee.
How We Determine If You Have a Limited No-Lapse Guarantee
We calculate your Contract's Accumulated Net Payments (the premiums you paid less any withdrawals you took) on the Contract Date and on each Monthly Date of the first five Contract Years. For reinstated Contracts that had previously lapsed with Contract Debt, we also subtract the full amount of Contract Debt in effect at the time of default when calculating the Accumulated Net Payments. (For example, assume a Contract that lapsed with $1,000 in Contract Debt at time of default.  If that Contract were reinstated and the total amount of premiums paid into the Contract since its original issue date was $3,000, and there were no withdrawals and no new outstanding loans since reinstatement, the Accumulated Net Payments would total $2,000 ($3,000 in premiums paid less $1,000 in prior Contract Debt).)
We also calculate Limited No-Lapse Guarantee Values, which are the minimum values required for the Limited No-Lapse Guarantee to be in effect. These are values used solely to determine if a Limited No-Lapse Guarantee is in effect and vary by the insured's issue age, sex, underwriting class, and any additional or substandard mortality risk, as well as the Basic Insurance Amount, Death Benefit type, and optional benefits selected. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.
On each Monthly Date, we will compare your Accumulated Net Payments to the Limited No-Lapse Guarantee Value. If your Accumulated Net Payments equal or exceed the Limited No-Lapse Guarantee Value, and there is no Contract Debt, then the Contract is kept in force, regardless of the amount in the Contract Fund.
The following table provides sample Limited No-Lapse Guarantee Values. The example assumes: (1) the insured is a female, age 47, preferred best underwriting class, with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount and Type A Death Benefit option; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Contract Anniversary	Limited No-Lapse Guarantee Value
Contract Date	$0
1st	$1,660
2nd	$3,320
3rd	$4,980
4th	$6,640
5th	$8,300
Your Pruco Life representative can supply sample illustrations of various premium amounts and frequency combinations that correspond to the Limited No-Lapse Guarantee Values. See the Lapse Protection Rider for No-Lapse Guarantee information after the first five years.
Accidental Death Benefit Rider
The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. A death resulting from injury must occur no more than 90 days after the injury. This benefit will end on the earlier of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office. This rider is not available on Contracts that have the Overloan Protection Rider.
We will not pay a benefit under this rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
BenefitAccess Rider
The BenefitAccess Rider provides for the acceleration of the Death Benefit in the event the insured is Chronically Ill, subject to certain eligibility requirements, and approval of the claim (“Chronic Illness Option”). This rider will also provide acceleration of all or part of the Death Benefit if the insured becomes Terminally Ill, subject to certain eligibility requirements and approval of the claim (“Terminal Illness Option”). This rider is only available at Contract issuance and there is a charge for this rider. You may terminate this rider at any time. This rider is not available on Contracts that include the Enhanced Disability Benefit Rider or the Living Needs BenefitSM Rider.
Exercise of an accelerated Death Benefit option under this rider will cause a reduction in, or elimination of, the Contract’s Death Benefit, cash value, and loan value as described below under Impact Of Rider Benefits On Contract And Riders. Premiums or charges needed to keep the Contract in force will also be reduced based on the reduced Death Benefit. There may be adverse tax consequences in the event you accelerate the Death Benefit. See Tax Treatment Of Contract Benefits - BenefitAccess Rider paragraph.
This rider should be purchased for the purpose of providing Chronic Illness and Terminal Illness coverage. For Terminal Illness coverage only, consider the Living Needs BenefitSM Rider below.
Conditions For Eligibility Of Benefit Payments:
Terminal Illness Option
You are eligible to receive an accelerated benefit under this option subject to the following conditions:
(a)The Contract must be in force and the insured must be living;
(b)We must receive due proof of the insured's Terminal Illness and Written Certification from a Licensed Physician that the insured is Terminally Ill;

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(c)We must receive authorization from the insured to obtain copies of any relevant medical records we may require; and
(d)You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract.
Chronic Illness Option
You are eligible to receive accelerated benefits under this option subject to the following conditions:
(a)The Contract must be in force and the insured must be living;
(b)You must not have received a Benefit Payment under the Terminal Illness Option;
(c)We must receive due proof of the insured's Chronic Illness and Written Certification from a Licensed Health Care Practitioner that the insured is Chronically Ill;
(d)We must receive authorization from the insured to obtain copies of any relevant medical records that we require;
(e)You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract; and
(f)The Elimination Period must be satisfied unless waived by us. The Elimination Period will be waived if the following conditions have been met:
1.The Licensed Health Care Practitioner certifies that the insured is Chronically Ill and not expected to recover from the Chronic Illness during his/her lifetime; and
2.All other conditions of eligibility have been met and we approve the claim.
We have the right to complete, at our discretion and expense, a personal interview with and an assessment of the insured(s), and/or to have the insured(s) examined by a Licensed Health Care Practitioner(s) of our choice, while a claim is pending or during a Benefit Period, to confirm due proof of Chronic Illness. We may also contact the insured's Licensed Health Care Practitioner for confirmation of continued Chronic Illness. If there is a difference in opinion between the insured’s Licensed Health Care Practitioner and ours, eligibility will be determined by a third medical opinion provided by a Licensed Health Care Practitioner who is mutually agreed upon by the insured and us.
Recertification and due written proof that the insured is Chronically Ill is required every year for Benefit Payments to continue. Approximately 90 days prior to the end of each Benefit Year, we will send you a request for written Recertification and proof of the insured's Chronic Illness. For continuous monthly Benefit Payments, you must send us the information we ask for prior to the start of the next Benefit Year to satisfy us that the conditions for eligibility continue to be met.
If we receive Recertification within 90 days after the end of a preceding Benefit Year, the new Benefit Year will begin on the Monthly Date on or following the date on which we receive the Recertification. If we do not receive Recertification within 90 days after the end of a Benefit Year, any request for benefits will be treated as a new claim, and the new Benefit Year will begin on the Monthly Date on or following the date on which all conditions of eligibility are met, including satisfaction of the Elimination Period unless waived, and we approve the claim.
Benefit Payments:
Terminal Illness Option
You have the option to accelerate all or a partial amount of the Death Benefit. If you accelerate a partial amount, the remaining Death Benefit must be no less than $25,000, and we reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option. Also, if you accelerate a partial amount you may only make one additional acceleration, which must be for the full remaining Death Benefit. Accelerated Death Benefit payments under the Terminal Illness Option are made as a single lump sum Benefit Payment only.
If you choose to accelerate all or part of the Death Benefit, we will make a Benefit Payment of the present value of the amount of the Death Benefit accelerated based on the following factors: (1) the amount of the Death Benefit; (2) the insured’s life expectancy of six months; and (3) a discount factor no greater than the greater of (a) the yield on 90-day federal treasury bills as of the date of payment, and (b) the maximum statutory adjustable contract loan interest rate as of the date of payment. We will make this determination based on information current as of the time we approve your request for accelerated payments. Payment will be made subject to the conditions of eligibility described above and after we have approved the claim.
If you accelerate all or a portion of the Death Benefit under this option, you will no longer be eligible for the Chronic Illness Option and any Benefit Payments you may be receiving under that option will end. If you have been receiving Benefit Payments under the Chronic Illness Option, the Death Benefit amount that we use to determine your payment under this option will be the reduced (current) amount.
If there is an outstanding loan on the Contract at the time the Benefit Payment is made, a portion of each Benefit Payment will be used to reduce the loan in the same proportion as the reduction in the Death Benefit. If the Contract is in default but not past the grace period at the time of claim, the Benefit Payment will be reduced by the amount needed to bring the Contract out of default.
See below for an example of an accelerated Benefit Payment under the Terminal Illness Option.
Chronic Illness Option
The maximum amount of your life insurance that can be accelerated is the Lifetime Benefit Amount, which is equal to the Contract’s Death Benefit at the time you make the initial claim. Any transactions you make that decrease the Death Benefit of the Contract prior to your initial claim will similarly affect the Lifetime Benefit Amount.
You have the option to receive your Benefit Payments monthly or annually and payments will begin no later than the Monthly Date on or following the date the claim is approved. If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan in the same proportion as the reduction in the Death Benefit.
If you choose to receive monthly Benefit Payments, the Maximum Monthly Benefit Payment for that year will be calculated at the beginning of each Benefit Year and recalculated at the beginning of each subsequent Benefit Year. Subject to a minimum payment of $500, you have the option to receive less than the Maximum Monthly Benefit

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Payment amount, but the amount may not be changed during the Benefit Year. An amount that is less than the maximum may extend your payment period.
When we determine the Maximum Monthly Benefit Payment amount each Benefit Year, we use the per diem limitation (maximum daily amount allowed) declared by the Internal Revenue Service ("IRS") and the Lifetime Benefit Amount. The Maximum Monthly Benefit Payment is equal to the lowest of:
(a)The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent;
(b)The per diem limitation in effect at the start date of the current Benefit Year times 30; and
(c)The Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30.
Generally, the Monthly Benefit Percent used to determine the Maximum Monthly Benefit Payment is 2%. At the time of application, you may be able to choose a Monthly Benefit Percent of 4% for the calculation of the Benefit Payment. The availability of the optional 4% Monthly Benefit Percent is limited to Contracts with Basic Insurance Amounts of $500,000 or less.
If you choose to receive your Benefit Payments on an annual basis, the annual Benefit Payment will equal the sum of the present value of each Maximum Monthly Benefit Payment for the Benefit Year. The annual Benefit Payment will therefore be less than the amount of the Maximum Monthly Benefit Payment times 12. The discount factor used to determine the present value will be the one in effect on the Benefit Year start date and will not exceed the greater of (1) the yield on 90-day federal treasury bills as of the date of payment, and (2) the maximum statutory adjustable contract loan interest rate as of the date of payment.
When you receive monthly Benefit Payments the remaining amount that can be accelerated will be reduced each month by the amount of the monthly Benefit Payment chosen. An annual Benefit Payment will reduce the remaining amount by twelve times the Maximum Monthly Benefit Payment amount for that Benefit Year.
If the Contract is in default but not past the grace period at the time of claim, the first Benefit Payment will be reduced by the amount needed to bring the Contract out of default. If the amount needed to bring the Contract out of default is more than the amount of the first Benefit Payment net of the amount allocated to reduce any Contract loan, the first Benefit Payment will be increased to an amount that will bring the Contract out of default.
If at any time while Benefit Payments are being paid the Contract Debt exceeds the cash value of the Contract, the amount of the excess will be deducted from the net Benefit Payments. If no Benefit Payment is payable during that month, or the excess Contract Debt exceeds the Benefit Payment, the Contract will be in default and a loan repayment will be required by you to keep the Contract in force.
See below for an example of accelerated Benefit Payments under the Chronic Illness Option.
When Benefit Payments End:
Chronic Illness Option (only)
Benefit Payments will continue to be made until the earliest of the following:
(1)The date we receive written notification that you wish to discontinue Benefit Payments;
(2)The end of the Benefit Year after the eligibility requirements are no longer met;
(3)The end of the Benefit Year unless Recertification is received for the following year;
(4)The date the Lifetime Benefit Amount is exhausted;
(5)The date a claim is approved under the Terminal Illness Option; and
(6)Any of the events under Rider Or Benefits Termination occur.
If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements.
Impact Of Rider Benefits On Contract And Riders:
Accelerating the Death Benefit will impact the benefits, values, and charges under the Contract and rider as shown below.
Terminal Illness Option
A one-time acceleration of a partial amount of the Death Benefit results in the following:
(1)A proportionate reduction in the Basic Insurance Amount, Contract Fund, surrender charge, No-Lapse Contract Fund, and Contract Debt.
(2)Premiums and charges to keep the Contract in force will be recalculated based on the reduced Death Benefit amount. If you have an outstanding Contract loan, interest will continue to accrue.
(3)Riders to the Contract will stay in effect.
(4)The monthly charge for this rider will be permanently waived.
Acceleration of the full Death Benefit results in the ending of the Contract and all benefits and riders under the Contract based on the life of the insured will end. If the Contract includes the Rider for Level Term Insurance Benefit on Dependent Children (Children Level Term Rider), it will become paid-up.

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Example:
Shown below is a hypothetical example of how an accelerated benefit under the Terminal Illness Option will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: Male, 45 Contract Date: 11/05/2022 Basic Insurance Amount: $200,000	Underwriting classification: preferred best Claim date: 11/05/2032 Death Benefit Option: Type A (fixed)
In this hypothetical example assume (1) a Death Benefit of $200,000, (2) an insured with an assumed life expectancy of six months, and (3) a discount factor at an annual rate of 8%.
The present value of the of the accelerated Death Benefit payable is calculated as DB / (1+R)[t] where:
DB = Death Benefit
R = the annual rate
t = amount of time (in years; t always equals 1/2 in this application)
Contract Debt and the $150 transaction fee are then subtracted from this result.
Example results (rounded to the nearest dollar):
100% acceleration: $200,000/1.03923 = $192,450 (less $1,040 and $150) = $191,260
50% acceleration: $100,000/1.03923 = $96,225 (less $520 and $150) = $95,555

	Contract values as of 06/05/2032 (before acceleration of Death Benefit):	Contract values as of 06/05/2032 (after acceleration of Death Benefit):
		100% of Death Benefit	50% of Death Benefit
Benefit Payment payable:	- - -	$191,260	$95,555
Basic Insurance Amount:	$200,000	$0	$100,000
Contract Debt:	$1,040	$0	$520
Death Benefit:	$198,960	$0	$99,480
Contract Fund:	$12,200	$0	$6,100
Surrender charge:	$860	$0	$430
Cash value:	$11,340	$0	$5,670
Cash Surrender Value:	$10,300	$0	$5,150
Annual premium:	$1,588	$0	$857
Chronic Illness Option
Each Benefit Payment made results in the following (while there is a Death Benefit remaining):
(1)The Contract will remain in force in accordance with Contract terms.
(2)Riders to the Contract will stay in effect.
(3)As reflected in the reduction factor formula below, the Basic Insurance Amount, Death Benefit, Contract Fund, No-Lapse Contract Fund, surrender charge, and any outstanding Contract Debt will be reduced in the same proportion as the Death Benefit is reduced by each Benefit Payment.
(4)The monthly charge for this rider will be permanently waived following approval of the initial claim.
(5)While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund and No-Lapse
Contract Fund will be waived. Monthly charges will be waived until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates. Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect, even if subsequent Benefit Payments are no longer made.
(6)If you have an outstanding Contract loan, interest will continue to accrue.
(7)While you are receiving Benefit Payments, you may not take a withdrawal or decrease the Contract’s Basic Insurance Amount. You may make premium payments while you are receiving Benefit Payments.
Reduction factor = 1 - (A / B)
Where:    A = is the gross Chronic Illness Option Benefit Payment, and
    B = is the Death Benefit immediately prior to the Benefit Payment.

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Example:
Shown below is a hypothetical example of an accelerated benefit under the Chronic Illness Option and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: Male, 45 Contract Date: 11/05/2022 Basic Insurance Amount: $500,000	Underwriting classification: preferred best Claim date: 12/04/2033 Death Benefit Option: Type A (fixed)
Lifetime Benefit Amount is equal to the Death Benefit at the time of initial claim = $500,000.
Maximum Monthly Benefit Payment, calculated at the beginning of each Benefit Year using the IRS per diem limitation and your Lifetime Benefit Amount, is equal to the lowest of:
(a)The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent (2% in this example): $500,000 x 0.02 = $10,000;
(b)Per diem limitation in effect at the start date of the current Benefit Year ($390 for 2022, increasing to $484.92 by 2033 assuming a 2% annual inflation rate) times 30: $484.92 x 30 = $14,547.60; and
(c)Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30. This limit on the Contract Date was $390, increased annually on each succeeding Contract Anniversary by the Daily Benefit Limit Compound Rate, resulting in a current daily benefit limit in Contract Year 12 of $600.39: $600.39 x 30 = $18,011.70.
The Monthly Benefit Percent, Initial Daily Benefit Limit, and the Daily Benefit Limit Compound Rate that apply to your Contract can be found in the Contract's data pages.
The reduction factor equals 1 minus the quotient of the gross Chronic Illness Benefit Payment divided by the Death Benefit prior to payment: 1 - (10,000/500,000) = 1 - 0.0200 = 0.9800
The Chronic Illness Benefit payable is equal to the Maximum Monthly Benefit Payment minus the loan reduction amount. ($10,000 - $20.80 = $9,979.20)

	Contract values as of 12/04/2033 (before acceleration of Death Benefit):	Contract values as of 12/04/2033 (after acceleration of Death Benefit):
Benefit Payment payable:	- - -	$9,979.20
Basic Insurance Amount:	$500,000	$490,000 (500,000 x 0.9800)
Contract Debt:	$1,040	$1,019.20 (1,040 x 0.9800)
Death Benefit:	$498,960	$488,980.80
Contract Fund:	$20,000	$19,600 (20,000 x 0.9800)
Surrender charge:	$3,350	$3,283.00 (3,350 x 0.9800)
Cash value:	$16,650	$16,317
Cash Surrender Value:	$15,610	$15,298
Annual premium:	$3,816	$3,734
If the Contract to which the rider is attached has a Type A (fixed) Death Benefit, when this option is exercised, the Basic Insurance Amount will be changed to equal the Type A Death Benefit (if not already so). If the Contract to which this rider is attached has a Type B (variable) Death Benefit, when this option is exercised, the Death Benefit will be changed to a Type A Death Benefit and the Basic Insurance Amount will be changed to equal the Type A Death Benefit. Once you have exercised the Chronic Illness Option, the Contract’s Death Benefit type must remain Type A.
When you submit a claim under the Chronic Illness Option, you must authorize a transfer of all Contract value from the Variable Investment Options, the Index Strategies, and the Fixed Holding Accounts to the Fixed Rate Option. You will not receive Benefit Payments if you do not transfer all Contract value from the Variable Investment Options, the Index Strategies, and the Fixed Holding Accounts to the Fixed Rate Option and all Contract value must remain in the Fixed Rate Option while receiving Benefit Payments. Additional premium payments or loan repayments must also be allocated to the Fixed Rate Option while your claim is reviewed and while you are receiving Benefit Payments.
Fund transfers, dollar cost averaging, automatic rebalancing, and designated transfers will not be allowed.
Any decrease to the Contract's Basic Insurance Amount occurring after Benefit Payments have been made will reduce the Lifetime Benefit Amount and the remaining benefits available.
After an acceleration of the Lifetime Benefit Amount, any Rider for Level Term Insurance Benefit on Dependent Children (Children Level Term Rider) will become paid up and all benefits and other riders under the Contract based on the life of the insured will end.
Rider Or Benefits Termination:
This rider terminates on the date of the earliest to occur:
(1)you request in writing that we remove it;
(2)full acceleration of the Death Benefit is made due to Terminal Illness;
(3)the death of the insured;
(4)the Contract is in default and the grace period ends (Contract lapsed); and
(5)the Contract ends as described in Canceling the Contract or Surrender Of a Contract, and for any other reason.

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When this rider is terminated, if Benefit Payments are discontinued, or the claim is not approved, your Contract may still be in force. The Death Benefit and Contract Fund values will have been reduced as a result of any Benefit Payments made prior to the date we stop payments or this rider terminates, and Contract value will remain in the Fixed Rate Option. You may transfer funds from the Fixed Rate Option to your choice of Variable Investment Options and Index Strategies. Your first transfer from the Fixed Rate Option will not be subject to the Fixed Rate Option restrictions described in the section titled Transfers And Restrictions On Transfers. You may also allocate new premium payments and loan repayments to the Variable Investment Options of your choice. You must notify us if you wish to resume allocations to the Variable Investment Options or change your premium allocation.
Further, if you request that we remove this rider, choose to discontinue Benefit Payments, or if the insured no longer has a Chronic Illness or fails to recertify before you have received 25 monthly Benefit Payments or the annual equivalent, deductions and monthly charges from the Contract Fund and No-Lapse Contract Fund will resume and you may need to make additional payments into the Contract to protect it from lapse.
Children Level Term Rider
The Children Level Term Rider provides term life insurance coverage on the life of the insured's dependent children, as defined in the benefit provision. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. The rider coverage on each dependent insured will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 75th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25th birthday, (3) the end of the day before the date a rider is converted to a new Contract, and (4) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
Enhanced Cash Value Rider
The Enhanced Cash Value Rider, in the first six Contract Years, provides an Additional Amount upon full surrender of the Contract for its surrender value. The Additional Amount will be equal to the surrender charge as of the date of surrender multiplied by an Additional Amount factor. The Additional Amount is not payable when the Contract is surrendered in connection with an exchange under Section 1035 of the United States Internal Revenue Code. This Additional Amount is never included as part of the Contract Fund value. The rider cannot be removed after the Contract is issued. See Surrender Of a Contract and Surrender Charge.
To be eligible for the Additional Amount, the following conditions must be met:
(a)You must have purchased the Enhanced Cash Value Rider;
(b)The Contract must not be in default;
(c)You must ask for the surrender in a written and signed request in Good Order; and
(d)The surrender must not be the subject of an exchange pursuant to Section 1035 of the United States Internal Revenue Code.
For example assume a Contract with:
1.a $250,000 Basic Insurance Amount and no Contract Debt;
2.a Contract Fund of $15,000;
3.a surrender occurring in the second Contract Year with a surrender charge of $5,000; and
4.an Additional Amount factor of 0.69.
In this hypothetical scenario, upon surrender of the Contract and meeting the eligibility requirements listed above, we will increase the Contract’s Cash Surrender Value by $3,450 ($5,000 x 0.69). In this example the Cash Surrender Value payable under this rider is $13,450 ($15,000 - $5,000 + $3,450 = $13,450).
Enhanced Disability Benefit Rider
The Enhanced Disability Benefit Rider pays a monthly benefit amount into the Contract Fund if the insured is totally disabled, as defined in the benefit provision. On each Monthly Date the monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of the monthly deductions. This rider is not available on Contracts that include the BenefitAccess Rider or with an insured age 60 and older at issue.
The rider coverage will end as of the first Contract Anniversary on or after the insured’s 65th birthday. For total disability occurring on or after the first Contract Anniversary following the insured’s 60th birthday, payments will only be made until the month before the first Contract Anniversary following the insured’s 65th birthday and while the insured remains totally disabled.
For example assume a Contract where:
1.the insured is a male, age 45 at Contract issuance, preferred best underwriting classification with no extras;
2.a $250,000 Basic Insurance Amount and no other riders;
3.the insured becomes disabled at age 55; and
4.at the time of claim the Limited No-Lapse Guarantee Premium is $1,500 and the total of the monthly deductions (not including this rider) is $150 (these figures are illustrative and not guaranteed).
In this hypothetical scenario, since 9% of the Limited No-Lapse Guarantee Premium ($135) is less than the total of the monthly deductions, upon approval of the disability claim, we will pay a monthly benefit amount of $150 into the Contract Fund. The monthly benefit amount will be recalculated on each Monthly Date for the duration of the claim.
We will not pay a benefit under this rider for any injury or disability that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Lapse Protection Rider
The Lapse Protection Rider provides conditional protection against Contract lapse. Under the Lapse Protection Rider, beginning in the sixth Contract Year, we agree to keep your Contract in force and guarantee that your Contract will not lapse, as long as the No-Lapse Guarantee Value is greater than zero and there is no Contract Debt.
Please note, the lapse protection provided by this Rider begins after the protection provided under the Limited No-Lapse Guarantee ends. Before electing the Lapse Protection Rider, you should consult your financial professional to determine if the lapse protection provided by the Limited No-Lapse Guarantee is sufficient to meet your goals. The Lapse Protection Rider charge will be incurred while the Limited No-Lapse Guarantee is in effect. In the event lapse protection benefits become payable under the Limited No-Lapse Guarantee, the benefits provided will be equal to the benefits provided under the Lapse Protection Rider.

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When selecting the Lapse Protection Rider you must choose from two available options:
1.The Extended No-Lapse Guarantee provides conditional protection against Contract lapse through age 90. Under this option this rider ends no later than the Contract Anniversary on or following the insured's 91st birthday.
2.The Extended Plus No-Lapse Guarantee provides conditional protection against Contract lapse for the lifetime of the insured. Under this option this rider ends no later than the date the insured's Attained Age is 121.
On the Contract Date and on each Monthly Date thereafter, we will calculate your No-Lapse Guarantee Value, which is equivalent to your No-Lapse Contract Fund. Your No-Lapse Contract Fund is the accumulated value of the no-lapse net premium amounts, plus no-lapse interest, and minus the monthly no-lapse charges. Additionally, the No-Lapse Contract Fund is adjusted for any withdrawals and loans. Beginning in the sixth Contract Year, if the No-Lapse Guarantee Value is greater than zero and there is no Contract Debt, your Contract will remain in force until the next Monthly Date, even if you experience poor investment results and your Cash Surrender Value falls to zero or less.
For example assume a Contract where:
(a)The Single No-Lapse Premium or Modal No-Lapse Premium is paid on or before the due date(s) (these illustrated premium amounts will provide lapse protection for the duration of the guarantee);
(b)an average Contract Fund net rate of return (all years) of 0%; and
(c)no loans, withdrawals, or Contract changes.
In this example, because the required premium amount to maintain the no-lapse guarantee was paid on or before the scheduled due date, and there is no Contract Debt, withdrawals, or Contract changes the Contract will not lapse due to poor investment results. As long as you continue to make the required no-lapse premium payments on or before the due date, this no-lapse guarantee will remain in effect until its specified end date.
Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that will keep your Contract in force under the Lapse Protection Rider.
Under the Lapse Protection Rider, premiums are applied to your No-Lapse Contract Fund as of the date they are received. For any premium we receive in the 60-day period preceding a Contract Anniversary on which the sales charge decreases, we will subtract a no-lapse sales charge no greater than the amount we would subtract if that premium were received on the Contract Anniversary.
We reserve the right to impose transfer restrictions and allocation limitations on all premiums and maturing Segments. Currently, we do not restrict transfers or limit allocations for the Extended No-Lapse Guarantee option. We do currently, however, impose transfer restrictions and limit premium and maturing Segment allocations for Contracts with the Extended Plus No-Lapse Guarantee option. Contracts with the Extended Plus No-Lapse Guarantee are currently limited to Index Strategies with a Buffer for the first 10 Contract Years and do not have access to the Variable Investment Options, Fixed Rate Option, or Index Strategies without a Buffer until the beginning of Contract Year 11. Maturing Segments during the first 10 Contract Years will automatically be reallocated to the same Index Strategy on the next Segment start date, unless you request they be allocated to a different Index Strategy with a Buffer. Further, designated transfers will not be allowed.
Your No-Lapse Guarantee Value is calculated solely to determine whether your Contract is in force or in default. These are not cash values that you realize by surrendering the Contract, nor are they payable as Death Benefits, and they do not change your Contract values. The process to calculate your No-Lapse Guarantee Value is similar to the process that determines your actual Contract values, however, the No-Lapse Guarantee Value will not be impacted by any investment loss or gain of the Contract Fund.
Like the Contract's actual monthly charges, the no-lapse monthly charges applied to the No-Lapse Contract Fund vary based on Basic Insurance Amount, optional benefits selected, and the issue age, sex, and underwriting classification of the insured. The no-lapse monthly charges are used only to determine whether your Contract is in default and does not affect your actual Contract values or charges. The monthly no-lapse charges that are specific to your Contract will appear in the section titled Lapse Protection Rider Data in your Contract. For Contracts receiving monthly benefits under the Enhanced Disability Benefit Rider, the No-Lapse Contract Fund will be credited on each Monthly Date with an amount equal to the no-lapse charges for that Monthly Date.
If the Cash Surrender Value is zero or less and 1) the No-Lapse Guarantee Value equals zero or less, or 2) the No-Lapse Guarantee Value is greater than zero and you have Contract Debt, your Contract will be in default. If you take withdrawals and loans from your Contract, you increase the risk that your Contract will go into default. See LAPSE AND REINSTATEMENT.
If you elected the Guideline Premium Test for the definition of life insurance test, you may not be able to pay enough to get the guarantee for the duration you desire without violating the definition of life insurance. This is not true when choosing the Cash Value Accumulation Test for the definition of life insurance. See PREMIUMS and Tax Treatment Of Contract Benefits.
Living Needs BenefitSM Rider
The Living Needs BenefitSM Rider allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value. One or both of the following options may be available. You should consult with a Pruco Life representative about whether additional options may be available. This rider may be added after Contract issuance, subject to our underwriting requirements. This rider is not available on Contracts that include the BenefitAccess Rider.
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form.
The Nursing Home Option is available on the Living Needs BenefitSM Rider after the insured has been confined to an eligible nursing home for six months or more. When a licensed

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physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.
All or part of the Contract's Death Benefit may be accelerated. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner and we will notify you prior to discontinuing this practice.

Examples:
The examples below demonstrate benefits accelerated as a lump sum(1) under the Living Needs BenefitSM (LNB) Rider and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: male, 45 Contract Date: 12/20/2022 Basic Insurance Amount: $200,000			Underwriting classification: preferred best Claim date: 12/20/2032 Death Benefit Option: Type A (fixed)
These hypothetical examples assume a (1) Death Benefit of $200,000, (2) a reduction at an annual rate of 8% applied for early payment based on the applicable life expectancy, and (3) a processing fee of $150 has been deducted.
Example results (rounded to the nearest dollar):

		LNB Terminal Illness Option(2)		LNB Nursing Home Option(3)
% of Death Benefit accelerated:		100%	50%	100%	50%
Accelerated Death Benefit payment:		$191,260	$95,555	$162,781	$81,315
	Contract values before acceleration:	Contract values after acceleration of Death Benefit:
Basic Insurance Amount:	$200,000	$0	$100,000	$0	$100,000
Contract Debt:	$1,040	$0	$520	$0	$520
Death Benefit:	$198,960	$0	$99,480	$0	$99,480
Contract Fund:	$12,200	$0	$6,100	$0	$6,100
Surrender charge:	$860	$0	$430	$0	$430
Cash value:	$11,340	$0	$5,670	$0	$5,670
Cash Surrender Value:	$10,300	$0	$5,150	$0	$5,150
Annual premium:	$1,588	$0	$857	$0	$857
(1)Receiving the accelerated Death Benefit via monthly payments may be an option available to you and we can provide more information upon request.
(2)An assumed six month life expectancy always applies.
(3)Assumes an average life expectancy for a male, age 55, confined to a nursing home.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.
Overloan Protection Rider
The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the cash value of your Contract Fund. This rider is not available on
Contracts that have the Accidental Death Benefit Rider and is only available when Guideline Premium is selected as the definition of life insurance test.
The following eligibility requirements must be met to exercise the rider:
(a)We must receive a written request in Good Order to exercise the rider benefits;
(b)Contract Debt must exceed the Basic Insurance Amount;
(c)The Contract must be in force for at least 15 years and the exercise date must be on or after the Contract Anniversary following the insured’s 75th birthday;
(d)Contract Debt must be a minimum of 95% of the cash value;
(e)The Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(f)Your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.

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We will send you a notification upon your becoming eligible for this benefit.
When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office. After the rider is exercised we will waive any Contract charges or unpaid loan interest that would otherwise cause the Contract Debt to exceed the cash value. Decreases to your Basic Insurance Amount, rating reductions, and withdrawals will no longer be permitted. All riders to the Contract will be terminated and any rider benefits you are receiving will be discontinued, except the Living Needs BenefitSM Rider.
Any unloaned Contract Fund value remaining in the Variable Investment Options, the Index Strategies, and the Fixed Holding Accounts will be transferred to the Fixed Rate Option. Additionally, transfers into any of the Variable Investment Options or Index Strategies will no longer be permitted. Any auto-rebalancing, dollar cost averaging, allocated charges, or premium allocation instructions will be discontinued.
Premium payments will no longer be accepted for the Contract. Instead, all payments received will be applied as loan or loan interest repayments. We will no longer send any regularly scheduled bills and premium payments by electronic fund transfer will be cancelled.
If you have a Type B (variable) Death Benefit, we will change it to a Type A (fixed) Death Benefit. You will no longer be permitted to make Death Benefit changes as long as your Contract remains in force under the Overloan Protection Rider. The Basic Insurance Amount will be set equal to the Death Benefit at the time the rider is exercised. From that point onward, the Death Benefit will be the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies. The Attained Age factors are shown in your Contract. See Types Of Death Benefit and Tax Treatment Of Contract Benefits.
The following hypothetical example illustrates the impacts to the Contract when exercising this rider. The example assumes a Contract that includes this rider, meets the eligibility requirements listed above, and an insured with an Attained Age of 75.

Example of exercising the Overloan Protection Rider
Contract values (current)	Before	After
Death Benefit type:	Type B	Type A
Basic Insurance Amount:	$250,000	$515,000
Contract Fund:	$265,000	$255,725(1)
Surrender charge:	$0	$0
Cash value:	$265,000	$255,725(1)
Contract Debt:	$255,000	$255,000
Cash Surrender Value:	$10,000	$725(1)
Death Benefit:	$515,000	$515,000
Net Death Benefit:	$260,000	$260,000
Other riders:	Yes	No(2)
(1)A fee equaling 3.5% of the Contract Fund has been deducted for exercising the rider. In this example the charge was $9,275.
(2)The Living Needs BenefitSM Rider is the only rider that will continue to be available.
Please note that the IRS may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection Rider benefit. Distributions are subject to income tax. Were the IRS to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful. You should consult a tax adviser as to the tax risks associated with exercising the Overloan Protection Rider.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
Generally, the Contract may be issued on insureds through age 85. Currently, the minimum Basic Insurance Amount for a Contract issued for insureds ages 18 through 75 is $75,000 ($50,000 for insureds issue ages 0 through 17, $100,000 for insureds issue ages 76 through 80, and $250,000 for insureds issue ages 81 and above). For Contracts issued with the Enhanced Cash Value Rider or the BenefitAccess Rider, the minimum Basic Insurance Amount is $250,000 or $100,000, respectively.
We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred best nonsmokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.
Underwriting Procedures
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a long form application or (2) our worksheet process. When using the long form application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

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Some requests for coverage that registered representatives submit through the worksheet process may qualify for accelerated underwriting. We will use information you provide on your application, information from third party information providers and other information to determine if we will accept the risk without a medical exam, which would otherwise be required. Depending on your circumstances, accelerated underwriting could affect our willingness to accept the risk. Also, this may result in lower or higher Contract costs since the information we collect may be different than what we collect for applications that do not use accelerated underwriting.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.
PREMIUMS
The Contract offers flexibility in paying premiums. We reserve the right to refuse to accept any payment that would require us to increase the Death Benefit (under Section 7702 of the Internal Revenue Code) by more than the payment increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract under section 7702A of the Internal Revenue Code, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment Of Contract Benefits.
Minimum Initial Premium
The minimum initial premium is due on or before the Contract Date. It is the premium needed to start the Contract. The minimum initial premium is equal to 8.6% of the Limited No-Lapse Guarantee Premium, including all extras and additional premiums for optional riders and benefits. We may require an additional premium if deductions from the premium payments and any Contract Fund charges due on or before the payment date exceed the minimum initial premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.
Generally, the net amount of the minimum initial premium will be placed in the Contract Fund as of the Contract Date. If we do not receive your initial premium on or before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. See Premium Allocation And Limitations. In no case will the premium be applied with an effective date that precedes the date of this offering.
Available Types Of Premium
After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for subsequent premium payments. However, if you choose to maintain the Limited No-Lapse Guarantee or have selected the Lapse Protection Rider, two possible patterns of premiums are described below.
•The Single No-Lapse Premium is a premium that, if paid on the Contract Date, will keep the Contract in force for at least the duration of the targeted guarantee period, regardless of investment performance and assuming no loans, withdrawals, or Contract changes.
•The Modal No-Lapse Premiums are premiums that, if paid on the Contract Date and each modal date, will keep the Contract in force at least the duration of the targeted guarantee period, regardless of investment performance and assuming no loans, withdrawals, or Contract changes.
You should note that either one or both of the premiums defined above may not be payable as desired if you elect the Guideline Premium Test for the definition of life insurance test. In that case, you may not be able to pay enough premium to obtain a guarantee for the duration you desire, without violating the definition of life insurance. If a premium payment would otherwise cause the definition of life insurance test to be violated, we will return the portion of the premium in excess of the allowable amount. This will not occur if you choose the Cash Value Accumulation Test as the definition of life insurance. If the Contract subsequently enters default, we will tell you the amount you need to pay to keep the Contract in force, and when you will need to pay that amount. It’s important to know that these additional payment amounts could be substantial. See Tax Treatment Of Contract Benefits.
We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your lapse protection provided by the Limited No-Lapse Guarantee or the Lapse Protection Rider. When you do make a premium payment, the minimum amount that we will accept is $25.
You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.
Premium Allocation And Limitations
Before a Contract can be issued you are required to provide us with premium allocation instructions. On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the sales charge and the premium-based administrative charge from the initial premium. During the 10-day "free-look" period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the designated money

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market investment option available with your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the designated money market investment option. After the 10th day these funds, adjusted for any investment results, will be transferred out of the money market investment option and allocated according to your current premium allocation. The transfer from the money market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers And Restrictions On Transfers. If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.
The sales charge and the premium-based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. With respect to any initial premium payment received before the Contract Date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
Your premium allocation instructions are also used for any other amounts placed into the Contract Fund, such as loan repayments, interest credits on outstanding loans, and any payments made under the Enhanced Disability Benefit Rider.
You may allocate your net premiums to any of the available Variable Investment Options, Index Strategies, or the Fixed Rate Option. After the end of the 10-day "free-look" period, initial and subsequent net premium amounts allocated to the Index Strategies will be placed in the corresponding Fixed Holding Account(s) until the next Monthly Transfer Date.
We reserve the right to retain any funds in the Fixed Holding Accounts that were received into the Fixed Holding Accounts within two business days prior to a Monthly Transfer Date until the following Monthly Transfer Date. We will notify you in advance if we exercise this right.
For Contracts with the Lapse Protection Rider, we reserve the right to impose premium allocation limitations on all premiums. Currently, we do not limit allocations for the Extended No-Lapse Guarantee option, however, premium allocations for Contracts with the Extended Plus No-Lapse Guarantee option are currently limited to Index Strategies with a buffer for the first 10 Contract Years. See Lapse Protection Rider.
We reserve the right to initiate an allocation limitation period whenever a requested loan causes a reduction in value of a Segment before the maturity date. The allocation limitation period is a 12-month period when no portion of a premium payment may be allocated to the Index Strategies. This period begins on the date any portion of a requested loan causes a reduction in the value of a Segment. When the allocation limitation period ends, you will again be permitted to allocate premiums to the available Index Strategies. We will notify you in advance if we exercise this right. See Loans.
While you are enrolled in the Segment Maturity Allocation Program you will be prohibited from making allocations to any Index Strategy.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must allocate all payments to the Fixed Rate Option. See BenefitAccess Rider. When you exercise the Overloan Protection Rider, you must allocate all payments to the Fixed Rate Option. See Overloan Protection Rider.
Provided the Contract is neither in default nor in force under the provisions of the Overloan Protection Rider or the terms of the BenefitAccess Rider, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Maturing Index Strategy Segments allocations and Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. The total allocation to all selected investment options must equal 100%.
Processing And Valuing Transactions
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange ("NYSE") is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on: (1) the value next computed on the next Valuation Day for Variable Investment Options, or (2) the value determined using the last published Index Value for Index Strategies.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical;
•the SEC, by order, permits the suspension or postponement for the protection of security holders; or
•the applicable Index Value is not published.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Transfers And Restrictions On Transfers
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option and Index Strategies. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be

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made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are sent to us by U.S. regular mail, bear an original signature in ink, and are received in Good Order at a Service Office. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
There is no transaction charge for the first 12 transfers per Contract Year among investment options. We may charge a transaction fee of up to $25 for each transfer made in excess of 12 in any Contract Year. Currently, we do not charge a fee for transfers.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers out of the designated money market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.
The Variable Investment Options and Fixed Rate Option
Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. Transfers conducted via the website must be in percentage terms.
Generally, only one transfer from the Fixed Rate Option to the Variable Investment Options will be permitted during each Contract Year. The maximum amount per Contract you may transfer out of the Fixed Rate Option and into the Variable Investment Options each year is the greatest of: (a) 25% of the amount in the Fixed Rate Option; (b) $5,000; and (c) the amount transferred from the Fixed Rate Option to the Variable Investment Options in the prior Contract Year (if applicable).
Transfers from the Fixed Rate Option to the Index Strategies may be made in any amount or percentage and are exempt from the maximum amount limitations applied when requesting a transfer from the Fixed Rate Option to the Variable Investment Options.
The Index Strategies and Fixed Holding Accounts
You may transfer amounts from the Variable Investment Options and/or the Fixed Rate Option to the Index Strategies. Amounts transferred to the Index Strategies will first be placed in a corresponding Fixed Holding Account until the Monthly Transfer Date. Any such requested transfers count towards the limit of 12 transfers per Contract Year and the limit of 20 transfers per calendar year. We reserve the right to retain any funds in the Fixed Holding Accounts that were received into the Fixed Holding Accounts within two business days prior to a Monthly Transfer Date until the following Monthly Transfer Date. We will notify you in advance if we exercise this right.
We reserve the right to initiate a transfer restriction period whenever a requested loan causes a reduction in value of an Index Strategy Segment before the maturity date. The transfer restriction period is a 12-month period when no transfers from the Variable Investment Options or Fixed Rate Option into the Index Strategies will be permitted. This period begins on the date any portion of a loan causes a reduction in the value of a Segment, except to the extent such reduction is solely due to unpaid interest on the applicable loan; or the date there is a required transfer from a Segment to the Fixed Rate Option before the maturity date, subject to the provisions of any optional Riders you have elected. When the transfer restriction period ends, you will again be permitted to transfer funds into the available Index Strategies. We will notify you in advance if we exercise this right. See Loans.
You may not transfer amounts from a Fixed Holding Account to the Variable Investment Options. If you contact us and we agree, you may transfer amounts from a Fixed Holding Account to the Fixed Rate Option. Any such requested transfers from a Fixed Holding Account applies towards the limit of 12 transfers per Contract Year and the limit of 20 transfers per calendar year. Transfers from a Fixed Holding Account to the Fixed Rate Option may be made in any amount or percentage. You may not conduct transfers from the Fixed Holding Account via the website. We reserve the right to deny a transfer request from the Fixed Holding Accounts if the request is received within two business days prior to a Monthly Transfer Date. We will notify you in advance if we exercise this right.
Other than at time of Segment maturity, you may not transfer any amounts from the Index Strategies to either the Variable Investment Options or the Fixed Rate Option.
After the Contract is issued, you may submit maturing Segment allocation instructions that will direct the proceeds of maturing Segments to your chosen investment option(s), including the the Index Strategies, Variable Investment Options, or Fixed Rate Option, subject to the provisions of any optional Riders you have elected.
You may allocate up to 25% of the maturity value of each Index Strategy Segment to the Variable Investment Options. If you want to allocate more than 25%, you must enroll in our Segment Maturity Allocation Program. Over consecutive maturity cycles this program allows you to allocate the entire maturity value of each Segment to the Variable Investment Options. You will be prohibited from making transfers to any Index Strategy while you are enrolled in this program. If you have instructed us to make designated transfers, those instructions will terminate upon enrollment. If you have elected the Extended Plus No-Lapse Guarantee, you may not enroll in the Segment Maturity Allocation Program until the 11th Contract Year.
Maturing Segment allocation instructions must be in whole percentages totaling 100%. Your maturing Segment allocation

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instructions must be received in Good Order at our Service Office to become effective. By default, and unless maturing Segment allocation instructions are provided by you, 100% of a maturing Segment value will be allocated to the next available Segment of the same Index Strategy. Value from maturing Segments allocated to the Index Strategies will be temporarily placed into the corresponding Fixed Holding Account on the Segment maturity date and included in the current monthly transfer process to establish a new Segment.
We reserve the right to delay the election of, or changes to, maturing Segment allocation instructions that are received within two business days prior to a monthly start date. We will notify you in advance if we exercise this right.
Designated Transfers
To facilitate large premium payments intended for the Index Strategies, you may establish reoccurring, monthly transfers, called "designated transfers," to the Index Strategies. This will allow for multiple Segments for each Index Strategy to be created, over time, from one (or more) premium payment. When you create a designated transfer, we move the dollar amount specified from the Fixed Rate Option to the elected Index Strategies on the Monthly Transfer Date. The amount of the designated transfer is combined with any amounts transferred from the corresponding Fixed Holding Accounts to form new Segments. You may choose to limit the number of monthly designated transfers to a set number of occurrences. Designated transfers must be specified in dollar amounts (not percentages) and can be directed to one or more of the available Index Strategies. Designated transfers may not originate from any of the Variable Investment Options. There is no minimum designated transfer dollar amount or number of occurrences.
If on any Monthly Transfer Date, the value in the Fixed Rate Option is less than the specified amount, we will transfer the full value of Fixed Rate Option to the designated Index Strategy(ies). Months where only a partial transfer or no transfer takes place because the Fixed Rate Option has insufficient value, or no value, will count against the number of months elapsed in your instructions. Your designated transfer instructions stay in effect until cancelled by you, are stopped by us due to certain situations described below, or the requested number of monthly occurrences have been processed. If the Fixed Rate Option value is zero and the designated transfer instructions have not been cancelled, stopped, or expired, designated transfers will automatically resume when the Fixed Rate Option value is replenished. You may change the amount of the designated transfer at any time and your new instructions will take effect on the next Monthly Transfer Date.
Your request to change or cancel your designated transfer instructions must be received in Good Order at our Service Office to become effective. We reserve the right to postpone the effective date for one month of any request to add or change a designated transfer if the request is received within two business days of a Monthly Transfer Date. We will notify you in advance if we exercise this right.
We reserve the right to impose a 12-month designated transfer restriction period whenever a requested loan causes a reduction in value of a Index Strategy Segment before the maturity date. When the designated transfer restriction period ends you may provide new designated transfer instructions. We will notify you in advance if we exercise this right. See Loans.
If you enroll in the Segment Maturity Allocation Program to reallocate your Segment maturity values, any designated transfer instructions will be canceled. When your Segment Maturity Allocation Program ends you may provide new designated transfer instructions.
Designated transfers do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. We reserve the right to count such transfers towards the limit. The Fixed Rate Option transfer restrictions do not apply to designated transfers.
Rider Considerations
For Contracts with the Lapse Protection Rider, we reserve the right to impose transfer restrictions and maturing Segment allocation limitations. Currently, we do not impose transfer restrictions or limit maturing Segment allocations for the Extended No-Lapse Guarantee option. Investment options for Contracts with the Extended Plus No-Lapse Guarantee option, however, are currently limited to Index Strategies with a Buffer for the first 10 Contract Years. Transfers and designated transfers are not allowed. Maturing Segments will automatically be reallocated to the same Index Strategy on the next Segment start date, unless you request they be allocated to a different Index Strategy with a Buffer. See Lapse Protection Rider.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract Fund value from the Variable Investment Options, the Index Strategies, and the Fixed Holding Accounts to the Fixed Rate Option. The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge. While your claim is reviewed and while you are receiving Benefit Payments, Contract Fund value must remain in the Fixed Rate Option. Transfers and designated transfers will not be allowed. See BenefitAccess Rider.
If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options, the Index Strategies, and the Fixed Holding Accounts to the Fixed Rate Option. The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge. Transfers out of the Fixed Rate Option and into the Variable Investment Options and/or Index Strategies will not be permitted while your Contract is kept in force under the Overloan Protection Rider. Designated transfers will not be allowed. See Overloan Protection Rider.
Other Transfer Considerations
The Contract was not designed for professional market timing organizations, or other organizations or individuals, using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Fund. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Funds, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Fund, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting

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under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.
In addition, owners of variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Funds available to them, and unfavorable consequences associated with such frequent trading within the Funds (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.
The Funds may assess a short-term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA money market investment option into other Variable Investment Options available under the Contract (excluding the Fixed Rate Option and Index Strategies). If DCA allocates money to a Variable Investment Option at a time when the Fund no longer accepts additional investments, automatic transfers to that Variable Investment Option will be directed to the designated money market investment option available with your Contract. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.
Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the NYSE is open on that date. If the NYSE is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for DCA, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
DCA is not available to Contracts that have submitted a claim under the Chronic Illness Option of the BenefitAccess Rider or exercised the Overloan Protection Rider. Further, DCA may not be available to Contracts with the Lapse Protection Rider. See BenefitAccess Rider, Overloan Protection Rider, and Lapse Protection Rider.
Auto-Rebalancing
As an administrative practice, we are currently offering a feature called Auto‑Rebalancing. This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.
Auto-rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the NYSE is open on that date. If the NYSE is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date. The Fixed Rate Option, Index Strategies, and the Fixed Holding Accounts cannot participate in this administrative procedure. If auto-rebalancing involves allocating to a Fund that became closed to additional investments, the auto-rebalancing feature will be turned off. Currently, a transfer that occurs under the auto-rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.

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Auto-rebalancing is not available to Contracts that have submitted a claim under the Chronic Illness Option of the BenefitAccess Rider or exercised the Overloan Protection Rider.
Further, Auto‑Rebalancing may not be available to Contracts with the Lapse Protection Rider. See BenefitAccess Rider, Overloan Protection Rider, and Lapse Protection Rider.
CONTRACT VALUES
The total amount invested in the Contract Fund at any time consists of:
(a)the Index Strategies
(b)the Fixed Holding Accounts
(c)the Variable Investment Options,
(d)the Fixed Rate Option, and
(e)any Contract loan.
How a Contract's Cash Surrender Value Will Vary
The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charge and less any Contract Debt plus any Additional Amount upon surrender. The Contract Fund value changes daily, reflecting:
(1) increases or decreases in the value of the Fund(s);
(2) interest credited on any amounts allocated to the Fixed Rate Option;
(3) interest credited on any amounts allocated to the Fixed Holding Accounts;
(4) any Index Interest on a maturing Index Strategy Segment;
(5) any value of an Index Strategy Segment prior to maturity;
(6) interest credited on any loan; and
(7) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund value also changes to reflect the receipt of net premium payments and the deduction of other charges described under CHARGES AND EXPENSES, and any withdrawals or accelerated benefits. See Withdrawals, and OTHER BENEFITS AVAILABLE UNDER THE CONTRACT.
Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance in the Contract Fund, outstanding Contract Debt, and/or any applicable surrender charge.
Loans
You may borrow an amount up to the current loanable value of your Contract Fund less any existing Contract Debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and Index Strategies and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount.
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 2% for standard loans.
On and after the 10th Contract Anniversary, all new and existing loans will be considered preferred loans. Preferred loans are charged interest at an effective annual rate of 1.05%.
When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable. Unless you direct us to take the loan amount from specific investment options, and we agree, the reduction will be made proportionally based on the loanable value held in each of the Variable Investment Options and the Fixed Rate Option. If the amounts in the Variable Investment Options and the Fixed Rate Option are insufficient to cover the requested loan amount, the Variable Investment Options and the Fixed Rate Option will be reduced by the maximum available loanable amount and the remaining amount will be deducted first proportionally from dollar amounts held in each of the Fixed Holding Accounts and then (if necessary) the Index Strategies. Loans deducted from the Index Strategies will be taken proportionally from the most recently created Segment(s) first and continue in a last in–first out (“LIFO”) manner, as needed.
You may not direct a loan to be deducted only from the Index Strategies or the Fixed Holding Accounts.
We reserve the right to impose transfer restrictions, designated transfer restrictions, and allocation limitations on all premiums whenever a requested loan causes a reduction in value of a Segment before the maturity date. The restrictions and limitations apply for a 12-month period during which no premiums may be allocated to the Index Strategies and no transfers from the Variable Investment Options or Fixed Rate Option into the Index Strategies will be permitted. This period begins on the date any portion of a loan causes a reduction in the value of a Segment, except to the extent such reduction is solely due to unpaid interest on the applicable loan. When the restrictions and limitations period ends, you will again be permitted to allocate premiums to and transfer funds into the Index Strategies, and you may provide new designated transfer instructions. We will notify you in advance if we exercise this right. See Premium Allocation And Limitations, Transfers And Restrictions On Transfers.
While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 1%. Generally, on each Monthly Date we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.
The Contract Debt is the amount of all outstanding loans plus any interest accrued, but not yet due. If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charge, the Contract will go into default. If the Contract goes into default, we will mail you a notice stating the amount needed to keep the Contract in force. That amount will equal a premium which we estimate will keep the Contract in force for three months from the date of default. We grant a 61-day grace period from the date we mail the notice to pay the amount. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the IRS. See LAPSE AND REINSTATEMENT and Tax Treatment Of Contract Benefits.
If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have

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protection against lapse due to excess Contract Debt. See Overloan Protection Rider. Having Contract Debt will prevent any no-lapse guarantee from protecting the Contract from lapse. See Limited No-Lapse Guarantee and Lapse Protection Rider.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment Of Contract Benefits.
Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.
Loan repayments will be applied towards the loan according to when they are received. Loan interest is due on your Contract Anniversary. If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due. Any loan repayment amount exceeding the interest due is applied towards the existing principal amount.
If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount. For any repayment exceeding the principal amount, we will apply the remainder of the loan repayment towards the interest due.
When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay. Interest credits accrued on the repaid portion of the loan since the last transaction date will be applied to the Contract Fund on the next Monthly Date. Any loan repayment amounts will also be reflected in your No-Lapse Guarantee Value. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.
Loan repayments are required when exercising either option of the BenefitAccess Rider. See BenefitAccess Rider.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions.
(1)We must receive a request for the withdrawal in Good Order at our Service Office.
(2)Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting (a) any charges associated with the withdrawal and (b) an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(3)The withdrawal amount must be at least $500.
(4)The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
(5)Your Contract must not be in force under the provisions of the Overloan Protection Rider.
(6)You must not be receiving Benefit Payments under the BenefitAccess Rider.
We may charge a transaction fee of up to $25 for each withdrawal.  Currently, we do not charge a fee for a withdrawal. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment Of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. The withdrawal may also decrease the Basic Insurance Amount, which may result in the deduction of a surrender charge. See Surrender Charge. Withdrawals from a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount. However, under most circumstances, withdrawals from a Contract with a Type A (fixed) Death Benefit require a reduction in the Basic Insurance Amount. It is possible a withdrawal from a Contract with a Type A Death Benefit will not decrease the Basic Insurance Amount if the Contract Fund has grown to the point where the base Contract’s Death Benefit has been increased as required by the Internal Revenue Code's definition of life insurance test. See Tax Treatment Of Contract Benefits.
The following table provides a hypothetical example of a withdrawal from a Contract with a Type A Death Benefit. The example assumes the withdrawal occurred in the 8th Contract Year, no Contract Debt, the Death Benefit was not increased to satisfy the definition of life insurance test, and no change to the Basic Insurance Amount has previously occurred.

Example of a Type A Death Benefit Withdrawal
Net amount of withdrawal:		$10,000
Withdrawal surrender charge (2% reduction):		$117
Gross amount of withdrawal:		$10,117
Contract values (current)	Before	After
Basic Insurance Amount:	$500,000	$490,000
Death Benefit amount:	$500,000	$490,000
Contract Fund value:	$100,000	$89,883
Contract surrender charge:	$5,850	$5,733
No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages. It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your financial professional. See Tax Treatment Of Contract Benefits.

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Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.
When a withdrawal is made, an amount equal to the withdrawal amount plus any associated charges is deducted from the Variable Investment Options and/or the Fixed Rate Option, as applicable. Unless you direct us to take the withdrawal plus any associated charges from specific investment options, and we agree, the reduction of the Contract Fund will be made proportionally based on the value held in each of the Variable Investment Options and the Fixed Rate Option. If the amounts in the Variable Investment Options and the Fixed Rate Option are insufficient to cover the requested withdrawal amount plus any associated charges, the Variable Investment Options and the Fixed Rate Option will be reduced to zero and the remaining amount will be deducted first proportionally from dollar amounts held in each of the Fixed Holding Accounts and then (if necessary) from the Index Strategies. Withdrawals deducted from the Index Strategies will be taken proportionally from the most recently created Segment(s) first and continue in a last in - first out (“LIFO”) manner, as needed.
You may not direct a withdrawal (and any associated charge), to be deducted from the Index Strategies or the Fixed Holding Accounts.
Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in force under the Limited No-Lapse Guarantee or Lapse Protection Rider. See Limited No-Lapse Guarantee and Lapse Protection Rider.
Surrender Of a Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: (a) the Contract, (b) a signed request for surrender, (c) any tax withholding information required under federal or state law, and (d) the authorization of any assignee or irrevocable beneficiary. The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in
Good Order at a Service Office. Surrender of a Contract may have tax consequences and a surrender charge may apply. See Tax Treatment Of Contract Benefits and Surrender Charge.
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
If you surrender the Contract while it is in force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its Cash Surrender Value. The Additional Amount will be equal to the surrender charge as of the date of surrender multiplied by an Additional Amount factor. The Additional Amount is only available in certain Contract Years for Contracts that include the Enhanced Cash Value Rider (referred to as the "Rider For Payment Of an Additional Amount Upon Surrender" in the Contract). See Enhanced Cash Value Rider.
When Proceeds Are Paid
Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.
We may delay payment of proceeds from the Variable Investment Option(s) if the disposal or valuation of the Account's assets is not reasonably practicable because the (1) NYSE is closed for other than a regular holiday or weekend, or (2) the SEC requires that trading be restricted or declares an emergency. We have the right to postpone paying the part of the proceeds that is to come from any Index Strategy if: (1) the NYSE is closed for other than a regular holiday or weekend; (2) the SEC requires that trading be restricted or declares an emergency; or (3) the applicable Index Value is not published.
We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option and Fixed Holding Accounts for up to six months (or a shorter period if required by applicable law). Where required, we will pay interest if such a payment is delayed for more than the number of days established by applicable law.
LAPSE AND REINSTATEMENT
We will determine the value of the Contract Fund on each Monthly Date. If the Contract Fund, less any applicable surrender charge and less any Contract Debt, is zero or less, the Contract is in default, unless it remains in force under the Limited No-Lapse Guarantee (first five Contract years) or the Lapse Protection Rider (years six and after for Contracts that include the rider). See Limited No-Lapse Guarantee and Lapse Protection Rider. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in force for three months from the date of default. A 61-day grace period will begin from the date the notice of default is mailed. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment Of Contract Benefits.
A Contract that lapses may be reinstated within five years from the date of default, if the following conditions are met:
(a)We receive a written request for reinstatement in Good Order at our Service Office;
(b)Renewed evidence of insurability is provided on the insured, proving the insured remains at the same underwriting classification that applied at the expiration of the grace period;

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(c)The insured is living on the date the Contract is reinstated; and
(d)Submission of certain payments sufficient to bring the Contract's Cash Surrender Value to zero on the date of lapse plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement. Required payment amounts will reflect any charges due and unpaid from the period during which the Contract was supported by a no-lapse guarantee in addition to charges due and unpaid during the grace period.
If the Contract lapsed with outstanding Contract Debt, accrued loan interest due when the grace period expired must be paid.
Any remaining Contract Debt will be canceled and will not be reinstated.
The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. We will also credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement. For reinstated Contracts that included the Lapse Protection Rider at time of lapse, the rider will also be reinstated. Following reinstatement, all Contract charges will resume based upon the current Contract Year and Attained Age of the insured. We reserve the right to change the requirements to reinstate a lapsed Contract.
TAXES
Tax Treatment Of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment As Life Insurance
The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) the Cash Value Accumulation Test or (2) the Guideline Premium Test. At issue, the Contract Owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.
Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases. The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor. Attained Age factors vary based on the Attained Age, sex, and smoker classification of the insured. For example, the Attained Age factors for a female, age 47, with a preferred best (nonsmoker) underwriting classification range from 2.11 in the first year to 1.00 at age 121 and older.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. The Attained Age factors vary based on the Attained Age of the insured. For example, the Attained Age factors for an insured age 47 range from 2.03 in the first year to 1.00 at age 95 and older.
A listing of Attained Age factors for the insured can be found on your Contract’s data pages.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.
Changes in your Contract may result in your Contract being considered newly issued and require “re-testing” of a Contract under either the Cash Value Accumulation Test or Guideline Premium Test using the mandatory Commissioner Standard Ordinary Mortality (CSO) Table and prescribed interest rates as of that date.
You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:
a.you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
b.the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions
The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified As Modified Endowment Contracts
•If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as

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receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the IRS. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.
Modified Endowment Contracts
•The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
•If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
•Any taxable income on pre-death distributions (including full surrenders) is subject to a 10% additional tax unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the 10% additional tax provision applies to Contracts owned by businesses.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
•Changes in the Contract, including changes in death benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control
The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding
You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations
If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the IRS.
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.
BenefitAccess Rider
The benefits paid under the rider are intended to be treated as accelerated Death Benefits under the Internal Revenue Code Section 101(g)(1). Accelerated Benefit Payments due to Chronic Illness are subject to limits imposed by the federal government and any amounts received in excess of these limits are includible in gross income. Federal tax law requires that you receive a Recertification of Chronic Illness every 12 months to retain eligibility for income tax free treatment of benefits. The rider is not intended to be a qualified long-term care insurance contract under Internal Revenue Code Section 7702B nor is it intended to eliminate the need for insurance of these types. Any benefit received under the rider may impact the recipient’s eligibility for Medicaid or other government benefits. In some circumstances, accelerated benefits paid under the rider may

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be taxable as income. The exclusion from income tax for accelerated Death Benefits does not apply to any amounts paid to a Contract Owner other than the insured if the Contract Owner has an insurable interest with respect to the life of the insured by reason of the insured being an officer, employee or director of the Contract Owner or by reason of the insured being financially interested in any trade or business carried on by the Contract Owner. In addition, special rules apply to determine the taxability of benefits when there is more than one Contract providing accelerated benefits on account of Chronic Illness and/or other insurance contracts on the insured that will pay similar benefits, and more than one Contract Owner. We do not provide tax advice. We advise you to seek the help of a professional tax adviser for assistance with any questions you may have.
Business-Owned Life Insurance
If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on Contract loans for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to Contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable contract owner. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales Of Issued Life Insurance Contracts To Third Parties
If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your Cash Surrender Value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the Death Benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Pruco Securities, organized as an LLC on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract is sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.
Pruco Securities received gross distribution revenue for its variable life insurance products of $434,967,961 in 2022, $530,878,935 in 2021, and $434,196,019 in 2020. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,890,506 in 2022, $4,092,005 in 2021, and $3,347,257 in 2020. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are

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exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is an amount that is generally somewhat larger than the Modal No-Lapse Premium. See Available Types Of Premium. The Commissionable Target Premium will vary based on the issue age, sex, and underwriting classification of the insured as well as the Basic Insurance Amount and certain riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 125% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the first year’s Commissionable Target Premium, and up to 5% on premiums received in excess of the first year's Commissionable Target Premium. Broker-dealers will receive compensation up to 6% of the Commissionable Target Premium received in Contract Years two through four and up to 5% of the Commissionable Target Premium received in years five through 10. Moreover, broker-dealers will receive compensation up to 3.75% on premiums received in years two through four and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services, and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2022) that received payment or accrued a payment amount with respect to variable product business during 2022 may be found in the statement of additional information. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2022 were $0.49 and $40,536,701.06, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Pruco Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be material with respect to the Contract Owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect on the Separate Account,
Pruco Life’s ability to meet our obligations under the Contracts or Pruco Securities’ ability to perform its obligations with respect to the distribution of the Contracts. For more information, see the financial statements of Pruco Life in the statement of additional information.
FINANCIAL STATEMENTS
Our audited consolidated financial statements are hereby incorporated by reference into the statement of additional information and should be considered only as bearing upon our ability to meet our obligations under the Contract. The Account’s audited financial statements are hereby incorporated by reference into the statement of additional information to this prospectus.

ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, by telephoning 202-551-8090, or by emailing PublicInfo@SEC.gov, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 800-778-2255.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer

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benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

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APPENDIX A: Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.Prudential.com/eProspectus. You can also request this information at no cost by calling 800-778-2255. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Contract may be purchased or sold.
The current expense and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Balanced	PSF PGIM 50/50 Balanced Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.57%	(14.70)%	4.49%	6.65%
Balanced	PSF PGIM Flexible Managed Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.61%^	(14.70)%	4.73%	7.80%
Money Market	PSF PGIM Government Money Market Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.32%	1.39%	1.03%	0.58%
Large-Cap Growth	PSF PGIM Jennison Blend Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.46%	(25.10)%	7.36%	10.61%
Large-Cap Growth	PSF PGIM Jennison Growth Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.62%	(37.60)%	8.39%	13.09%
Large-Cap Value	PSF PGIM Jennison Value Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.42%	(7.89)%	6.73%	9.28%
Fixed Income	PSF PGIM Total Return Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.43%	(14.81)%	0.30%	1.98%
Small-Cap Blend	PSF Small-Cap Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.38%	(16.37)%	5.55%	10.52%
Large-Cap Blend	PSF Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.29%	(18.34)%	9.11%	12.25%
^The Fund’s annual current expense reflects temporary fee reductions.
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APPENDIX B: State Availability Or Variations Of Certain Features And Riders

State	Feature or Rider	Availability or Variation
CO	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 15 days after you receive it.
CO	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the issue date or reinstatement date, the Contract will end and we will return the premiums paid since issue/reinstatement, less any Contract Debt, and less any withdrawals.

CT	Living Needs BenefitSM Rider
The Nursing Home Option is not available.

Only a partial acceleration of the Death Benefit is allowed. The maximum amount that may be accelerated is 75%.

Certification of Terminal Illness can be performed by a licensed physician or Advanced Practice Registered Nurse.

The following sentence is deleted:

“No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.”

The definition of Licensed Health Care Practitioner includes Advanced Practice Registered Nurse.

DC	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
DC	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
FL	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 14 days after you receive it.
FL	BenefitAccess Rider	Fee for exercising the Terminal Illness Option is $100. The term Licensed Health Care Practitioner is replaced with Licensed Physician.
FL	Key Information; Transfers And Restrictions On Transfers	The maximum amount that can be allocated to the Variable Investment Options from the Index Strategy Segments (only at maturity) is the greatest of: (a) 25% of the maturity value of each Index Strategy Segment; (b) $5,000; and (c) the amount allocated to the Variable Investment Options by the Segment of the same Index Strategy that matured one year prior (if applicable).
FL	Living Needs BenefitSM Rider	Fee for exercising the rider is $100. The Nursing Home Option is not available.
ID	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 20 days after you receive it.
KY	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

MD	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
MD	LAPSE AND REINSTATEMENT	In order to reinstate a lapsed Contract, any Contract Debt on the date of lapse must be restored or paid back. If the Contract Debt would exceed the loan value of the reinstated Contract, the excess amount must be repaid before reinstatement.
MI	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
MI	Living Needs BenefitSM Rider	The Nursing Home Option is referred to as “Option A” and the Terminal Illness Option is referred to as “Option B.”
MN	Living Needs BenefitSM Rider	Unless converting from a Contract with an existing rider, the rider is not available for the first Contract Year for insureds 65 and older.
MO	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the issue date or reinstatement date, the Contract will end and we will return the premiums paid since issue/reinstatement, less any Contract Debt, and less any withdrawals.

NC	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
ND	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 20 days after you receive it.
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ND	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the issue date or reinstatement date, the Contract will end and we will return the premiums paid since issue/reinstatement, less any Contract Debt, and less any withdrawals.

NM	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
OH	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

PA	Accidental Death Benefit Rider	The following sentence is deleted: “A death resulting from injury must occur no more than 90 days after the injury.”
SC	Suicide Exclusion	The Suicide Exclusion subsection is replaced with the following:

If the insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
UT	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
VT	LAPSE AND REINSTATEMENT	In order to reinstate a lapsed Contract, any Contract Debt on the date of lapse with interest to date must be restored or repaid. If the Contract Debt would exceed the loan value of the reinstated Contract, the excess amount must be repaid before reinstatement.
WA	Accidental Death Benefit Rider	A death resulting from injury must occur no more than one year after the injury.
WA	Living Needs BenefitSM Rider	Not available.
WA	Suicide Exclusion	The Suicide Exclusion subsection is replaced with the following:

If the insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.

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GLOSSARY: Definitions Of Special Terms Used In This Prospectus
Activities of Daily Living (ADLs) – include the following activities:
1.    Bathing - washing oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.
2.    Continence - the ability to maintain control of bowel or bladder function or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for a catheter or colostomy bag.
3.    Dressing - putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
4.    Eating - feeding oneself by getting food into the body from a receptacle, such as a plate, cup, or table or by feeding tube or intravenously.
5.    Toileting - getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
6.    Transferring - moving into or out of a bed, chair or wheelchair.
Additional Amount – An amount equal to the Contract’s surrender charge multiplied by an Additional Amount factor, which may be payable if you surrender the Contract while it is in force and the conditions described in Enhanced Cash Value Rider are met.
Attained Age – The insured's age on the Contract Date plus the number of years since then.
Basic Insurance Amount – The total amount of life insurance as shown in the Contract. Does not include any riders that may be attached to the Contract.
Benefit Payment – The periodic or lump sum payment of the accelerated benefit.
Benefit Period – Under the Chronic Illness Option of the BenefitAccess Rider, a period of time not to exceed twelve consecutive months.
Benefit Year – Under the Chronic Illness Option of the BenefitAccess Rider, a period of twelve months that begins on the Monthly Date on or following the date all conditions for eligibility have been satisfied. Subsequent Benefit Years will begin no earlier than the end of the current Benefit Year.
Buffer – The percentage of protected negative Index Return applied to amounts allocated to a Segment on the maturity date. Any negative Index Return in excess of the Buffer reduces the value of the Contract Fund.
Cash Surrender Value – The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge plus any Additional Amount upon surrender. Referred to in the Contract as “Net Cash Value.”
Chronically Ill – An insured has been certified by a Licensed Health Care Practitioner as:
1. being unable to perform (without Substantial Assistance from another individual) at least two Activities of Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity; or
2. requiring Substantial Supervision for protection from threats to health and safety due to a Severe Cognitive Impairment.
Contract – The variable universal life insurance Contract described in this prospectus.
Contract Anniversary – The same date as the Contract Date in each later year.
Contract Date – The date the Contract is effective, as specified in the Contract.
Contract Debt – The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund – The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options, the Fixed Rate Option, the Fixed Holding Account(s), and the amount in the Index Strategies, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner – You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.
Daily Benefit Limit Compound Rate – An interest rate used in conjunction with the Initial Daily Benefit Limit for determining the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.
Death Benefit – If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.
Elimination Period – A period of 90 consecutive days after which you become eligible for Benefit Payments if all other conditions for eligibility are met and we have approved the claim. The Elimination Period begins when we receive Written Certification that the insured is Chronically Ill. The Elimination Period does not apply to Terminal Illness claims.
Fixed Holding Account(s) – Account(s) that holds amounts allocated to investment in Index Strategies prior to transfer on the next Segment start date(s). Each Index Strategy will have its own Fixed Holding Account.
Fixed Rate Option – An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 1%.
Fund – Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "portfolio."
Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Index (Indices) – The reference Index for each Index Strategy.
Index Interest – The amount you receive on a Segment maturity date based on the performance of the Index, the terms of the Index Strategy and the amount in the Index Strategy. Index Interest can be positive or negative, meaning you can lose principal and prior earnings.
Index Return – The percentage change in the Index Value from the Segment start date to the Segment maturity date, which is used to determine the Index Interest for an Index Strategy Segment. An Index Return is calculated by taking the Index Value on the Segment maturity date, minus the Index Value on the Segment start date, and then dividing the result by the Index Value on the Segment start date.
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Index Strategy(ies) – Any index-linked investment option we make available that applies Index Interest, subject to any limitations on participation in Index performance.
Index Strategy Segment(s) (“Segment(s)”) – The portion of your total Contract Fund that is allocated on a Segment start date to an Index Strategy Segment. You create a new Segment each time an amount is transferred from a Fixed Holding Account into an Index Strategy. A Segment ends on the Segment maturity date, which is the day any applicable Index Interest is calculated.
Index Value – The value of the Index that is published by the Index provider, excluding any dividends that may be paid by the firms that comprise the Index, as of the close of business each day that Index is calculated. If there is no published value for an Index on a particular Valuation Day, the closing value of that Index on the most recent Valuation Day will be used.
Initial Daily Benefit Limit – The per diem limit in effect on the Contract Date and used in the calculation of the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.
Internal Revenue Code – The Internal Revenue Code of 1986, as amended from time-to-time and the regulations promulgated thereunder.
Licensed Health Care Practitioner – A physician (as defined in section 1861(r)(1) of the Social Security Act), or any registered nurse, licensed social worker, or other individual whom the United States Secretary of the Treasury may prescribe by regulation. The Licensed Health Care Practitioner must be acting within the scope of his/her license when providing a certification that the insured is Chronically Ill. May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.
Licensed Physician – A physician (as defined in section 1861(r)(1) of the Social Security Act). The Licensed Physician must be acting within the scope of his/her license when providing a certification that the insured is Terminally Ill. May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.
Lifetime Benefit Amount – The maximum amount that can be accelerated during the lifetime of the insured under the Chronic Illness Option of the BenefitAccess Rider. For purposes of Benefit Payments, it is determined at the beginning of the initial Benefit Year.
Limited No-Lapse Guarantee – Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse during the first five Contract Years and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals.
Maximum Monthly Benefit Payment – The maximum amount that may be paid to you on a monthly basis once a claim has been approved under the Chronic Illness Option of the BenefitAccess Rider. This payment amount will be recalculated at the beginning of every Benefit Year.
Modal No-Lapse Premiums – Premiums that, if paid on the Contract Date and each modal date, will keep the Contract in force at least the duration of the targeted guarantee period, regardless of investment performance and assuming no loans, withdrawals, or Contract changes.
Monthly Benefit Percent – A factor used in the calculation of the Maximum Monthly Benefit Payment. It is set at the time the Contract is issued and will not change. Depending on the
Basic Insurance Amount of your Contract at issue, you may choose 2% or 4%.
Monthly Date – The Contract Date and the same date in each subsequent month.
Monthly Transfer Date – Each month the current value of the Fixed Holding Accounts (including any interest earned) is transferred into new Segments for the Index Strategies you selected. The Monthly Transfer Date is the 15th day of each month, or the next business day if the 15th falls on a date the NYSE is closed.
Net Amount At Risk – An amount equal to the current Death Benefit, reduced by one month of interest at a 1% annual rate, less the Contract Fund.
Payment Office – The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company – Pruco Life, us, we, our. The company offering the Contract.
Recertification – A signed statement completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Chronically Ill. The Written Certification must include due proof of the insured’s Chronic Illness. Recertification must be received each year in order for you to continue receiving Benefit Payments under the Chronic Illness Option of the BenefitAccess Rider beyond a Benefit Year. The Recertification will be effective as of the start of the new Benefit Year.
Sales Load Target Premium – A premium that is used to determine sales load and varies by the insured's issue age, sex, and underwriting classification, as well as any riders selected by the Contract Owner.
Segment – See Index Strategy Segment(s).
Segment Maturity Allocation Program – Allows for the complete allocation of Index Strategy Segment maturity values to the Variable Index Options over consecutive Segment maturity cycles.
Separate Account – Amounts under the Contract that are allocated to the Fund(s) are held by us in a Separate Account called the Pruco Life Variable Universal Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
Service Office – The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 19176.  Your correspondence will be picked up at this address and then
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GLOSSARY                                                  TABLE OF CONTENTS

delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Severe Cognitive Impairment – A loss or deterioration in intellectual capacity that is (a) comparable to and includes Alzheimer’s disease and similar forms of irreversible dementia, and (b) measured by clinical evidence and standardized tests that reliably measure impairment in the individual’s (i) short-term or long-term memory, (ii) orientation as to people, places, or time, and (iii) deductive or abstract reasoning.
Single No-Lapse Premium – A premium that, if paid on the Contract Date, will keep the Contract in force for at least the duration of the targeted guarantee period, regardless of investment performance and assuming no loans, withdrawals, or Contract changes.
Substantial Assistance – Hands-on assistance and standby assistance.
1.Hands-on assistance is the physical assistance of another person without which the individual would be unable to perform the Activity of Daily Living.
2.Standby assistance is the presence of another person within arm’s reach of the individual that is necessary to prevent, by physical intervention, injury to the individual while performing the Activity of Daily Living.

Substantial Supervision – Requiring continual supervision by another person that is necessary to protect the Severely Cognitively Impaired individual from threats to health or safety.
Terminally Ill – The insured has a medical condition that is reasonably expected to result in the insured’s death within six months or less.
Valuation Day – (1) Any day the New York Stock Exchange is open, and (2) any day the value of an Index is published.
Valuation Period – The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
Variable Investment Options – The investment options of the Pruco Life Variable Universal Account (“the Account”). When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.
Written Certification – For Terminal Illness, a signed statement completed by a Licensed Physician, at your or the insured’s expense, certifying that the insured is Terminally Ill. For Chronic Illness, Written Certification means a signed statement completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Chronically Ill. The Written Certification must also include due proof of the insured’s Terminal Illness or Chronic Illness. Certification for each Chronic Illness claim will be effective as of the first day of the Benefit Year.

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To Learn More About Prudential FlexGuard® Life IVUL

The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 333-265486. The SAI contains additional information about the Pruco Life Variable Universal Account. The SEC maintains a website (www.SEC.gov) that contains the Prudential FlexGuard® Life IVUL SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: PublicInfo@SEC.gov.
You can call us at 800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI or other documents without charge. You can also view the SAI located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us at:
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

EDGAR Class/Contract Identifier: C000237641
Investment Company Act of 1940: Registration No. 811-05826

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectuses is May 1, 2023.

Pruco Life Variable Universal Account (the "Account")
Pruco Life Insurance Company

Prudential FlexGuard® Life IVUL
VARIABLE AND INDEX-LINKED UNIVERSAL LIFE INSURANCE CONTRACT

This statement of additional information is not a prospectus. Please review the Prudential FlexGuard® Life IVUL prospectus (the “prospectus”), which contains information concerning the Prudential FlexGuard® Life IVUL Contract. You may obtain a copy of the prospectus without charge by calling us at 800-778-2255. You can also view the statement of additional information located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us.
The defined terms used in this statement of additional information are as defined in the prospectus.
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

GENERAL INFORMATION AND HISTORY
Description Of Pruco Life Insurance Company
Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company founded on December 23, 1971, under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.
Control Of Pruco Life Insurance Company
Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.
Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a wholly owned subsidiary of Pruco Life. Pruco Life and Pruco Life of New Jersey’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.
As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.
State Regulation
Pruco Life is subject to regulation and supervision by the Department of Insurance of the state of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services And Third Party Administration Agreements
Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $166,342,046 in 2022, $150,352,890 in 2021, and $184,645,604 in 2020, of which the life business accounted for $57,245,843, $75,479,078, and $70,424,886, respectively.
Our individual life reinsurance treaties covering Prudential FlexGuard® Life IVUL Contracts provide for the reinsurance of a portion of the related mortality risk on a yearly renewable term basis.  Pruco Life or its affiliates retain any such mortality risk that is not ceded under these treaties.
TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $916,094 in 2022, $983,150 in 2021, and $1,056,328 in 2020 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.
Cyber Security And Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
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Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Contract Owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value ("NAV") with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
The military invasion of Ukraine initiated by Russia in February 2022 and the resulting response by the United States and other countries have led to economic disruptions, as well as increased volatility and uncertainty in the financial markets. It is not possible to predict the ultimate duration and scope of the conflict, or the future impact on U.S. and global economies and financial markets. The performance of the Index(es) may be adversely affected.
INITIAL PREMIUM PROCESSING
In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.
Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made. A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.
Since a Contract cannot be issued until after the underwriting process has been completed, we use a Limited Insurance Agreement to provide temporary life insurance coverage to prospective Contract Owners who pay the minimum initial premium at the time the request for coverage is submitted. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement, and is subject to the other terms of the Limited Insurance Agreement.
The Contract Date is the date specified in the Contract. This date is used to determine the insurance age of the proposed insured. It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates. It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.
If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application. If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.
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If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above. The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.
If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract Owner and the Contract is delivered.
There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.
In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating To Sex-Distinct Premiums And Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Reports To Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
ADDITIONAL INFORMATION ABOUT CHARGES
Underwriting Procedures
When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.
When using the worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to Prudential to begin processing, which includes contacting the proposed insured to provide additional information online or over the phone.
Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, withdrawals, or surrenders, make any transfers among the investment options, or change the way in which subsequent premiums are allocated.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services, and/or other services they provide to us or our affiliates.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
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Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
A list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2022) that received payment or accrued a payment amount with respect to variable product business during 2022. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2022 were $0.49 and $40,536,701.06, respectively.
Names of Firms:
ACP INVESTMENTS LLC, AEGIS CAPITAL CORPORATION, AFS SECURITIES LLC, AGENCY SERVICES OF AR INC, AGP - ALLIANCE GLOBAL PARTNERS, AGP ALLIANCE GLOBAL PARTNERS, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EQUITY INVESTMENT CORPORATION, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT COMPANY LLC, AON CONSULTING INC, APW CAPITAL INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARETE WEALTH MANAGEMENT LLC, ARKADIOS CAPITAL LLC, ARKADIOS CAPITAL PARTNERS, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX INSURANCE AGENCY LLC, AVANTAX INSURANCE SERVICES INC, AVANTAX INVESTMENT SERVICES INC, AVISEN SECURITIES INC, AXA ADVISORS LLC, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BAIRD INS SERVICES INC, BAIRD INSURANCE SERVICES INCORPORATED, BAIRD INSURANCE SERVICES, INC, BAIRD INSURANCE SERVICES, INC., BANCWEST INVESTMENT SERVICES INC, BANCWEST INVESTMENT SERVICES, INC, BANCWEST INVESTMENT SERVICES, INC., BCG SECURITIES INC, BENCHMARK INVESTMENTS LLC, BENCHMARK INVESTMENTS, INC., BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARD & COMPANY INC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BERTHEL FISHER & CO FIN SVCS INC, BILL FEW ASSOCIATES INC, BOK FINANCIAL SECURITIES INC, BRIGHTON SECURITIES CORP, BRODMAN, ADAM, J, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, BUCKMAN CAPITAL LLC, CABOT LODGE SECURITIES LLC, CABOT LODGE SECURITIES, LLC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAMBRIDGE INVESTMENT RESEARCH INC, CANTELLA INSURANCE AGENCY INC, CAPFINANCIAL SECURITIES LLC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CENTER STREET SECURITIES INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORKS, CETERA ADVISOR NETWORKS, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS LLC, CETERA ADVISORS, LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CETERA INVESTMENTS SERVICES LLC, CFD INVESTMENTS INC, CFS INSURANCE AND TECHNOLOGY SERVICES LLC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CLIENT ONE SECURITIES LLC, COASTAL EQUITIES INSURANCE AGENCY, COASTAL EQUITIES INSURANCE AGENCY INC, COMERICA INSURANCE SERVICES INC, COMERICA SECURITIES INC, CONCORDE INSURANCE AGENCY INC, CONCOURSE FINANCIAL GROUP SECURITIES, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICE, CPS FINANCIAL & INSURANCE SERVICES, CPS FINANCIAL & INSURANCE SERVICES INC, CREATIVEONE SECURITIES LLC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CRUMP LIFE INS SERVICES INC, CSFG INSURANCE AGENCY INC, CUSO FINANCIAL SERVICES LP, CUTTER & COMPANY BROKERAGE INC, D A DAVIDSON & CO, D A DAVIDSON AND COMPANY INC, DAI SECURITIES, LLC, DEMPSEY FIN NETWORK INC, DEMPSEY LORD SMITH LLC, DFPG INVESTMENTS INC, DORSEY & COMPANY INC, EDUCATORS FINANCIAL SERVICES INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, EF LEGACY SECURITIES LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITABLE ADVISORS LLC, EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXCEL SECURITIES AND ASSOC INC, EXECUTIVE INS AGENCY INC, EXECUTIVE INSURANCE AGENCY INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL INDEPENDENCE GROUP, FINANCIAL TELESIS INC, FIRST ALLIED SECURITIES INC, FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST PALLADIUM LLC, FIRST PALLADIUM, LLC, FIRST REPUBLIC SECURITIES COMPANY LLC, FIRST REPUBLIC SECURITIES COMPANY, LLC,FMN CAPITAL CORPORATION, FNBB CAPITAL MARKETS LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, GENEOS WEALTH MANAGEMENT INC, GENERAL SECURITIES CORP, GIRARD INVESTMENT SERVICES LLC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GRB FINANCIAL LLC, GROVE POINT INVESTMENTS LLC, GWN SECURITIES INC, GWN SECURITIES INC., H&R BLOCK FINANCIAL ADVISORS INC, HALLIDAY FINANCIAL LLC, HALLIDAY FINANCIAL, LLC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEFREN TILLOTSON INC, HERBERT J SIMS CAPITAL MANAGEMENT, HIGHTOWER SECURITIES LLC, HIGHTOWER SECURITIES, LLC, HILLTOP SECURITIES INC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT, HORNOR TOWNSEND AND KENT INC, HSBC INSURANCE AGENCY USA INC, HSBC SECURITIES USA INC, HUNTER ASSOCIATES INVESTMENT MANAGEMENT LLC, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, IBN FINANCIAL SERVICES INC, IDB CAPITAL CORP, IFP INSURANCE GROUP LLC, IMS SECURITIES INC, INDEPENDENCE CAPITAL AGENCY, INDEPENDENCE CAPITAL CO INC, INDEPENDENT FINANCIAL GROUP INC, INFINEX INVESTMENTS INC,INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY, INTERVEST INTERNATIONAL EQUITIES CORPORATION, INTERVEST INTERNATIONAL INC, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, INVESTMENT SALES CORP, INVICTA CAPITAL LLC, ISI INSURANCE AGENCY INC (R SIMARD), J ALDEN ASSOCIATES INC, J W COLE FINANCIAL INC, J W COLE FINANCIAL SERVICES INC, J W COLE INSURANCE SERVICES INC, J.K. FINANCIAL SERVICES, INC., JANNEY MONTGOMERY SCOTT LLC, JEFFREY MATTHEWS FINANCIAL GROUP LLC, JK FINANCIAL SERVICES
4

INC, JP MORGAN SECURITIES LLC, JW COLE FINANCIAL INC, JW COLE FINANCIAL INC, KCD FINANCIAL, KESTRA INVESTMENT SERVICES, KESTRA INVESTMENT SERVICES LLC, KESTRA INVESTMENT SERVICES LLC, KEY INVESTMENT SERVICES LLC, KFG ENTERPRISES INC, KINGSWOOD CAPITAL PARTNERS LLC, KOVACK SECURITIES INC, L M KOHN & CO, LAIDLAW AND COMPANY UK LTD, LARSON FINANCIAL GROUP LLC, LASALLE ST SECURITIES LLC, LEBENTHAL FINANCIAL SERVICES INC, LEVEL FOUR FINANCIAL LLC, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES AGCY INC, LIFEMARK SECURITIES CORP, LINCOLN FIN ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LOMBARD INTERNATIONAL BROKERS INC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORP, M FINANCIAL SECURITIES MARKETING INC, M HOLDINGS SECURITES INC, M.S. HOWELLS & CO, MADISON AVENUE SECURITIES, MARINER INSURANCE RESOURCES LLC, MB SCHOEN & ASSOCIATES INC, MCDONALD PARTNERS LLC, MERCER HEALTH & BENEFITS ADMINISTRATION, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MMA SECURITIES LLC, MMC SECURITIES LLC, MML INS AGCY INC, MML INS AGCY INC, MML INSURANCE AGENCY, MML INVESTORS SERVICES, MML INVESTORS SERVICES, LLC, MODERN CAPITAL SECURITIES INC, MONEY CONCEPTS CAPITAL, MOORS & CABOT INC, MOORS AND CABOT INC, MORGAN STANLEY DEAN WITTER INS SVCS INC, MS HOWELLS & CO, MSC OF TX INC, MUTUAL SECURITIES INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONAL SECURITIES CORP, NAVY FEDERAL INVESTMENT SERVICES LLC, NEW PENFACS INC, NEW PENFACS INS AGENCY INC, NEWPORT GROUP SEC INC, NEXT FINANCIAL GROUP, NEXT FINANCIAL GROUP, NEXT FINANCIAL INSURANCE SERVICES, NI ADVISORS INC, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS, NPA INSURANCE AGENCY INC, NPB FINANCIAL GROUP LLC, NW MUTUAL INVESTMENT SERVICES, NY LIFE SECURITIES, NYLIFE INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OAK RIDGE FINANCIAL SERVICES GROUP THE, OBERLIN FINANCIAL INTERNATIONAL LLC, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INS AGENCY INC, OHIO NATIONAL INS AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, PACKERLAND BROKERAGE SERVICES, PARK AVENUE SECURITIES, PARKLAND SECURITIES LLC, PEAK BROKERAGE SERVICES LLC, PENSIONMARK SECURITIES LLC, PEOPLES SECURITIES INC, PHX FINANCIAL INC, PINNACLE INVESTMENTS LLC, PJ ROBB VARIABLE CORP, PLANMEMBER SECURITIES CORPORATION, PLUS AGENCY LLC, PREFERRED MARKETING SERVICES INC, PRINCIPAL SECURITIES INC, PRIVATE CLIENT SERVICES LLC, PRIVATE CLIENT SERVICES, LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PROSPERA LIFE & ANNUITY SERVICES INC, PRUDENTIAL DIRECT INC, PURSHE KAPLAN AND STERLING INVESTMENTS, PURSHE KAPLAN STERLING INS, RADCLIFFE, ELLEN, PATRICIA,RAYMOND JAMES & ASSOC, RAYMOND JAMES & ASSOCIATES, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RBC CAPITAL MARKETS CORP, REGULUS FINANCIAL GROUP LLC, REHMANN INSURANCE GROUP LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROBERT W BAIRD & CO. INCORPORATED, ROCKEFELLER CAPITAL MGMT INS SVCS LLC, ROCKEFELLER CAPITAL MGMT INS SVS LLC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL, SAGEPOINT FINANCIAL INC, SAGEPOINT FINANCIAL, INC., SAN BLAS SECURITIES LLC, SANCTUARY SECURITIES INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SAYBRUS EQUITY SERVICES LLC, SAYBRUS PARTNERS EQUITY SERVICES INC, SAYBRUS PARTNERS INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURITIES AMERICA INC, SFA INSURANCE SERVICES INC, SICOR SECURITIES INC, SIGMA FINANCIAL CORP, SIGNAL SECURITIES INC, SII INVESTMENTS IN, SIMPLICITY FINANCIAL INVESTMENT SERVICES, SIMPLICITY FINANCIAL INVESTMENT SERVICES INC, SMITH BROWN & GROOVER INC, SMITH MOORE & CO, SNOWDEN INSURANCE SERVICES LLC, SORRENTO PACIFIC FINANCIAL, SORRENTO PACIFIC FINANCIAL LLC, SOUTHERN WEALTH SECURITIES LLC, SOUTHWEST FINANCIAL INS AGY INC, SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, SPIRE INSURANCE AGENCY LLP, ST. BERNARD FINANCIAL SERVICES INC, ST. BERNARD FINANCIAL SERVICES, INC,STANLEY LAMAN GROUP SECURITIES LLC, STEPHENS INSURANCE LLC, STEWARD PARTNERS GLOBAL ADVISORY LLC, STEWARD PARTNERS INVESTMENT SOLUTIONS LLC, STIFEL INDEPENDENT ADVISORS LLC, STIFEL NICHOLAS INS AGENCY INC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, STIFEL NICOLAUS & CO, STIFEL NICOLAUS AND CO INC, SUMMIT BROKERAGE SERVICES, SYNDICATED CAPITAL INC, SYNOVUS SECURITIES INC, TBS AGENCY, INC., TBS AGENCY, INS., TFS SECURITIES INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, THURSTON SPRINGER MILLER HERD & TITAK INC, TRANSAMERICA FINANCIAL ADVISORS, TRIAD ADVISORS INC, TRIAD ADVISORS INC, TRIAD INSURANCE, INC., TRUIST INVESTMENT SERVICES INC, TRUSTMONT FINANCIAL GROUP INC, U S BANCORP INVESTMENTS INC, U.S. BANCORP INVESTMENTS INC, UBS FINANCIAL SERVICES, UBS FINANCIAL SERVICES, UMB INSURANCE INC,UNIONBANC INVESTMENT SERVICES LLC, UNITED BROKERAGE SERVICES INC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL, US BANCORP INSURANCE SERVICES LLC, US BANCORP INVESTMENT INC, USA FINANCIAL SECURITIES CORP, VALIC FINANCIAL ADVISORS INC, VALMARK SECURITES INC, VANDERBILT SECURITIES LLC, VARIABLE CONTRACT AGENCY LLC, VERITAS INDEPENDENT PARTNERS LLC, VOYA FINANCIAL ADVISORS INC, WEALTH MANAGEMENT RESOURCES INC, WEH INSURANCE AGENCY INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WENTWORTH FINANCIAL PARTNERS LLC, WESBANCO SECURITIES INC, WESTERN EQUITY GROUP INC, WESTERN INTERNATIONAL SECURITIES INC, WINTRUST INVESTMENTS LLC, WJ LYNCH INS AGENCY, WOODBURY FIN SERVICES INC, WORLD EQUITY GROUP, WORLD FINANCIAL GROUP INS AGCY INC, WORLD FINANCIAL GROUP INSURANCE, WORLD FINANCIAL GROUP INSURANCE AGENCY LLC, WORLD FINANCIAL GRP INS AGENCY OF MA INC, WORLD GROUP FINANCIAL INSURANCE, WORTH FINANCIAL GROUP INC.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
5

EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiary as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 and the financial statements of each of the subaccounts of Pruco Life Variable Universal Account as of the dates presented and for each of the periods indicated therein incorporated in this statement of additional information by reference to the filed Form N-VPFS dated April 4, 2023 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in this statement of additional information have been examined by Brian Peterfreund, FSA, MAAA, Vice President and Actuary of Prudential.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiary, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

The financial statements of the Pruco Life Variable Universal Account and of Pruco Life Insurance Company are hereby incorporated by reference to Form N-VPFS dated April 4, 2023.
6

OTHER INFORMATION

Item 30. Exhibits

Exhibit Number Description Of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 3)

(b)	Custodian Agreements:
Not applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 4)
(ii)	Broker Dealer Selling Agreement used from 10-2022 to current. (Note 1)

(d)	Contracts:
(i)	Individual Flexible Premium Variable And Index-Linked Universal Life Insurance Contract - IVUL-2022. (Note 13)
(ii)	Rider for Insured's Accidental Death Benefit - VL 110 B-2000. (Note 3)
(iii)	Rider for Payment of Net Premium Amount Benefit Upon Insured's Total Disability - ICC17 VL 100 B-2017. (Note 12)
(iv)	Rider for Level Term Insurance Benefit on Dependent Children - ICC16 VL 182 B-2016. (Note 12)
(v)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - ICC16 VL 184 B-2016. (Note 12)
(vi)	Rider for Payment of an Additional Amount upon Surrender - ICC18 PLI 496-2018. (Note 12)
(vii)	Rider to Provide Lapse Protection - RID-NLG-2022. (Note 13)
(viii)	Rider for Excess Loan Protection - ICC17 PLI 552-2017. (Note 9)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits - ORD87241-90-P. (Note 3)
(x)	Rider to Provide Acceleration of Death Benefit – ICC18 VL 145 B6-2018. (Note 11)

(e)	Applications:
(i)	Application for Variable Universal Life Insurance Contract. (Note 5)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 13)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 3)
(ii)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 3)

(g)	Reinsurance Contracts:
(i)	Agreement between Pruco Life Insurance Company ("Pruco Life") and Prudential. (Note 2)
(ii)	Amendments (1-13) to the Agreement between Pruco Life and Prudential. (Note 6)

(h)	Participation Agreements:
(i)	Participation Agreement between Pruco Life and The Prudential Series Fund. (Note 10)
(ii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and The Prudential Series Fund. (Note 9)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 5)
(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 7)
(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 8)

(j)	Other Material Contracts:
Not applicable.

(k)	Legal Opinion:
Opinion and Consent of Jordan K. Thomsen, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion:
Not applicable.

(m)	Calculation:
Not applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorney: Robert E. Boyle, Markus Coombs, Caroline A. Feeney, Salene Hitchcock-Gear, Nandini Mongia, Dylan J. Tyson, Candace Woods. (Note 1)

(o)	Omitted Financial Statements:
Not applicable.

(p)	Initial Capital Agreements:
Not applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(r)	Form of Initial Summary Prospectuses:
Not applicable.

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-109284, filed April 20, 2006, on behalf of the Pruco Life Variable Universal Account.
(Note 3)	Incorporated by reference to Form N-6, Registration No. 333-158634, filed April 20, 2009, on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6, Registration No. 333-158634, filed April 14, 2010, on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6, Registration No. 333-158634, filed April 12, 2011, on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-158634, filed April 15, 2013, on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-158634, filed February 6, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6, Registration No. 333-158634, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-215544, filed June 16, 2017, on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 40 to Form N-6, Registration No. 333-112808, filed April 6, 2018, on behalf of the Pruco Life Variable Universal Account.
(Note 11)	Incorporated by reference to Form N-6, Pre-Effective Amendment No. 1, Registration No. 333-229276, filed April 22, 2019, on behalf of the Pruco Life Variable Universal Account.
(Note 12)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-225953, filed September 14, 2018, on behalf of the Pruco Life Variable Universal Account.

(Note 13)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed October 3, 2022, on behalf of the Pruco Life Variable Universal Account.

Item 31. Directors And Officers Of Pruco Life Insurance Company (Depositor)

The directors and officers of Pruco Life Insurance Company ("Pruco Life"), listed with their principal occupations, are shown below.

Name and Principal Business Address	Position and Offices with Pruco Life
ROBERT E. BOYLE (Note 1)	Director, Vice President, Chief Accounting Officer, and Chief Financial Officer
TODD BRYDEN (Note 2)	Chief Actuary and Senior Vice President
MARKUS COOMBS (Note 3)	Director and Vice President
WILLIAM J. EVERS (Note 3)	Vice President and Corporate Counsel
CAROLINE A. FEENEY (Note 4)	Director
SALENE HITCHCOCK-GEAR (Note 3)	Director
NANDINI MONGIA (Note 4)	Director and Treasurer
MICHAEL A. PIGNATELLA (Note 2)	Vice President, Chief Legal Officer, and Secretary
JORDAN K. THOMSEN (Note 3)	Vice President and Corporate Counsel
DYLAN J. TYSON (Note 5)	Director, President, and Chief Executive Officer
CANDACE J. WOODS (Note 3)	Director

(Note 1) 655 Broad Street, Newark, NJ 07102
(Note 2) 280 Trumbull Street, Hartford, CT 06103
(Note 3) 213 Washington Street, Newark, NJ 07102
(Note 4) 751 Broad Street, Newark, NJ 07102
(Note 5) 1 Corporate Drive, Shelton, CT 06484

Item 32. Persons Controlled By Or Under Common Control With the Depositor Or the Registrant

Pruco Life Insurance Company, a life insurance company organized under the laws of Arizona, is a direct wholly owned subsidiary of The Prudential Insurance Company of America and an indirect wholly owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 33. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco Life"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 20, 2009, as exhibit Item 26. (f)(ii) to Form N-6, Registration No. 333-158634, on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a) Other Activity:
Pruco Securities, LLC ("Pruco Securities"), an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized as an LLC on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.

Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Separate Account VL I of Talcott Resolution Life Insurance Company
•Separate Account VL II of Talcott Resolution Life Insurance Company
•Separate Account One of Talcott Resolution Life Insurance Company
•Separate Account Five of Talcott Resolution Life Insurance Company
•Separate Account VL I of Talcott Resolution Life & Annuity Insurance Company
•Separate Account VL II of Talcott Resolution Life & Annuity Insurance Company
•Separate Account Five of Talcott Resolution Life & Annuity Insurance Company
•Union Security Insurance Company Variable Account C

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b) Management:

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Robert Begun (Note 1)	President, Manager, Principal Operations Officer
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Susanna Davi (Note 2)	Assistant Treasurer
Dexter M. Feliciano (Note 1)	Vice President, Chief Operating Officer, Manager
Kelly Florio (Note 2)	Anti-Money Laundering Officer
Anthony M. Fontano (Note 1)	Vice President, Manager
Jennifer H. Gascho (Note 2)	Assistant Controller
Peter C. Gayle (Note 1)	Vice President, Manager
Bradford O. Hearn (Note 1)	Chairman, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Patrick L. Hynes (Note 1)	Manager
Yoo J. Kim (Note 2)	Assistant Controller
Milton T. Landes (Note 1)	Vice President
Conway Lee (Note 1)	Chief Compliance Officer
Tina Lloyd (Note 1)	Assistant Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Juzer Mohammedshah (Note 1)	Treasurer
Julia E. Moran (Note 1)	Chief Legal Officer, Assistant Secretary
Maggie Palen (Note 2)	Assistant Secretary
Robert P. Smit (Note 2)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer
Jordan K. Thomsen (Note 1)	Assistant Secretary
Dianne Trinkle (Note 2)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102

(c) Compensation From the Registrant:

Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,890,506 in 2022, $4,092,005 in 2021, and $3,347,257 in 2020. Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $434,967,961, which represents Pruco Securities’ total 2022 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commission**	Other Compensation
Pruco Securities	$131,014,945	$0	$303,953,016	$0
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 35. Location Of Accounts And Records

Provided in most recent report on Form N-CEN.

Item 36. Management Services

Not Applicable.

Item 37. Fee Representation

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 4th day of April, 2023.

Pruco Life Variable Universal Account
(Registrant)
By: /s/ Jordan K. Thomsen
Jordan K. Thomsen Vice President and Corporate Counsel

Pruco Life Insurance Company
(Depositor)
By: /s/ Jordan K. Thomsen
Jordan K. Thomsen Vice President and Corporate Counsel

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 4th day of April, 2023.

Signature and Title

/s/ *
Robert E. Boyle
Director, Vice President, Chief Accounting Officer, and Chief Financial Officer

/s/ *
Markus Coombs
Director and Vice President

/s/ *
Caroline A. Feeney
Director
	*By:	/s/ Jordan K. Thomsen
/s/ *		Jordan K. Thomsen
Salene Hitchcock-Gear		(Attorney-in-Fact)
Director

/s/ *
Nandini Mongia
Director and Treasurer

/s/ *
Dylan J. Tyson
Director, President, and Chief Executive Officer

/s/ *
Candace J. Woods
Director